Stock Fund

Established 1965

(Closed to New Investors)

Third Quarter Report

September 30, 2006

2006

Stock Fund

www.dodgeandcox.com

For Fund literature, transactions and account

information, please visit the Funds’ web site.

or write or call:

Dodge & Cox Funds

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

Investment Manager

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of  September 30, 2006, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

09/06 SF QR       Printed on recycled paper

To Our Shareholders

The Dodge & Cox Stock Fund had a total return of 4.8% for the third quarter of 2006, compared to 5.7% for the Standard & Poor’s 500 Index (S&P 500). For the nine months ended September 30, 2006, the Fund had a total return of 11.3%, compared to 8.5% for the S&P 500. At quarter end, the Fund had net assets of $61.0 billion with a cash position of 4.8%.

Third Quarter Performance Review

While the Fund performed well on an absolute basis in the third quarter, it did lag the S&P 500 by 0.9%. Key detractors from the Fund’s relative performance were areas of the Fund that rose strongly, just not as much as the corresponding S&P 500 sectors. For example, the Fund’s Financial holdings (up 5%) underperformed those in the S&P 500 (up 8%). The Fund’s Health Care stocks performed well on an absolute basis (up 8%), but lagged the return of the S&P 500’s Health Care sector (up 10%).

The Fund benefited from its investments in the Information Technology sector, which returned 10% (e.g., Hewlett-Packard up 16% and Motorola up 24%) compared to 8% for those in the S&P 500. There were also a number of individual stocks which significantly contributed to or detracted from the Fund’s third quarter results. Some of the Fund’s largest positions, such as Pfizer (up 22%), Comcast (up 13%) and McDonald’s (up 16%) helped results, while other large positions, like Sanofi-Aventis (down 9%), Sony (down 8%), FedEx (down 7%) and Union Pacific (down 5%), hurt. Baker Hughes (down 17%) was the Fund’s weakest absolute performer during the third quarter.

As always, we focus our efforts on understanding the opportunities and risks facing each of the companies in the Fund over a three-to-five year investment horizon. When a company’s stock price moves significantly, we revisit our outlook for the company’s long-term earnings prospects and ask ourselves the question, “Given what we know today about the company and its current valuation, do we want to own it over the next three-to-five years?” We encourage shareholders to focus on the long term as well, and not concentrate on short-term results.

Investment Strategy

As we have discussed in the past, valuations have compressed across the equity market over the past few years, resulting in a different set of investment opportunities to consider. By early 2000, with equity valuations at all-time highs, investors had become unreasonably optimistic, bidding up stock prices of certain companies to levels which implicitly incorporated expectations for future growth that even the ablest of management teams would be unable to satisfy. Leading companies with excellent business franchises and good prospects for long-term growth turned out to be poor investments because of their excessive valuations.

As valuations have decreased and the range of valuations has narrowed across the market since 2000, our investment team

(30 portfolio managers and analysts) has invested in a growing number of these “leading” companies as many no longer trade at large premiums to the market. We have been selectively increasing the Fund’s exposure to these companies, many of which are found in: 1) areas of traditional growth, such as Information Technology (e.g., Hewlett-Packard and Dell), Media (e.g., Comcast and Time Warner) and Health Care (e.g., Sanofi-Aventis and GlaxoSmithKline), which collectively represent 40.6% of the Fund; 2) mega-capitalization stocks which represent dominant business franchises (e.g., Exxon Mobil and Wal-Mart); and 3) multi-national businesses based in the U.S. and abroad that, over time, should increasingly benefit from the expansion of the global economy (e.g., Avon and Matsushita).

We highlight three of the Fund’s holdings below to illustrate our investment approach, not because we think they are better investments than the Fund’s other 83 holdings. As a point of reference, the Fund’s price-to-earnings (P/E) multiple as of quarter end was 14.6 times 2006 estimated earnings compared to 14.9 times for the S&P 500. In 2000, the Fund’s P/E was 14.0 times, compared to 29.4 times for the S&P 500.

General Electric (GE): During the third quarter, we started a position in GE, a global conglomerate with dominant franchises in a wide range of businesses. We have long admired GE as a well managed, world-class enterprise, but the last time we owned it in the Fund was in 1996. We sold it that year as its valuation began to rise. GE’s valuation continued to rise and peaked in late 2000 with a P/E ratio of 53 times. Since 2000, GE has grown its earnings 44%, yet its stock price has fallen, and its P/E now stands at 19 times our estimate for its 2006 earnings. Going forward, GE’s challenges include growing its large and complex organization both organically and through acquisition, maintaining its margin structure, and competing effectively on a global scale. GE continues to be run by capable managers, and has been aggressively expanding its presence in the developing world, which over the long term should provide opportunities for this $364 billion market capitalization company to continue to grow.

Pfizer: The Fund’s initial small position in Pfizer started in 2003 when the Fund received Pfizer shares as a result of the company’s acquisition of Pharmacia, a Fund holding. We have added significantly to Pfizer throughout this year, and it now represents the third largest holding in the Fund at 3.3%. Pfizer is the world’s largest pharmaceutical company with sales of over $50 billion and a research and development budget of approximately $7 billion. Like GE, expectations for Pfizer’s future growth increased dramatically in the late 1990s, as demonstrated by its P/E ratio of 55 times in early 2000. The perennial risks of the pharmaceutical business have intensified: pricing pressure from generics, uncertain productivity from drug pipelines and the possibility of legal liabilities. Since 2000, Pfizer has grown its earnings 154%, but its stock price has declined and its P/E now stands at 14 times our estimate for 2006

1 / Dodge & Cox Stock Fund

earnings. With the company’s lower valuation, 3.4% dividend yield and share buyback program, the stock’s downside appears more limited today than in 2000. Given the company’s dominant position in the industry, large research budget and global presence (about half of its sales are international), we believe Pfizer is well positioned for future growth.

Citigroup: Over the past two years we have been building the Fund’s position in Citigroup; it now represents 1.9% of the Fund. In terms of assets, Citigroup is the largest bank in the U.S. and the second largest in the world. In the late 1990s investors became enamored of the company’s dominant position in financial services and bid up its stock to a P/E of 32 times in late 1999—unusually high for a Financial company. Since 2000, Citigroup has grown its earnings 73%, yet its stock price has fallen, and its P/E now stands at a more reasonable 12 times our 2006 earnings estimate. Furthermore, Citigroup now trades at a discount to its peers, when historically it has traded at a premium. The company faces many challenges, including managing a complex organizational structure, its exposure to interest rate movements, and its dependence on the potentially over-extended consumer both in the U.S. and abroad. Over the long term, however, we believe the consumer in the U.S. will continue to contribute to growth, and Citigroup’s unique franchise abroad (especially in emerging markets) will provide opportunities for long-term growth.

In Closing

When evaluating a prospective investment, a company’s long-term earnings outlook and its valuation are equally important. A company with favorable growth prospects does not necessarily make its stock a good investment— valuation must be considered as well. So, when the valuation of a company’s stock changes, we change how we speak of it as an investment. Our job as managers of your wealth is to take a daily assessment of valuation in relation to the fundamental outlook for each of the Fund’s holdings. We also compare these holdings to alternatives that we don’t currently own on your behalf. As an independent investment firm with low employee turnover, we continue to build our intellectual capital in terms of understanding companies and their underlying economics both domestically and abroad.

Thank you for your continued confidence in our firm as a shareholder of the Dodge & Cox Stock Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

Harry R. Hagey, Chairman	John A. Gunn, President

October 30, 2006

Growth of $10,000 Over 10 Years

For an investment made on September 30, 1996

Average Annual Total Return

for periods ended September 30, 2006

	1 Year	5 Years	10 Years	20 Years
Dodge & Cox Stock Fund	14.61%	14.06%	14.47%	14.86%
S&P 500	10.79	6.97	8.59	11.74

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 1-800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. The Standard & Poor’s 500 Index (S&P 500) is a broad-based unmanaged measure of common stocks. Index returns include dividends and/or interest income but, unlike Fund returns, do not reflect fees or expenses.

Standard & Poor’s, Standard & Poor’s 500, and S&P 500® are trademarks of The McGraw-Hill Companies, Inc.

Dodge & Cox Stock Fund / 2

Fund Information	September 30, 2006

General Information

Net Asset Value Per Share	$150.77
Total Net Assets (billions)	$61.0
Expense Ratio (annualized, as of June 30, 2006)	0.52%
2005 Portfolio Turnover Rate	12%
30-Day SEC Yield(a)	1.20%
Fund Inception	1965

Investment Manager:  Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose ten members’ average tenure at Dodge & Cox is 23 years.

Portfolio Characteristics	Fund	S&P 500
Number of Stocks	86	500
Median Market Capitalization (billions)	$24	$13
Weighted Avg. Market Capitalization (billions)	$69	$96
Price-to-Earnings Ratio(b)	14.6x	14.9x
Foreign Stocks(c) (% of Fund)	15.8%	0.0%

Ten Largest Holdings(d)	Fund
Hewlett-Packard Co.	4.1%
Comcast Corp. Class A	3.7
Pfizer, Inc.	3.3
News Corp. Class A	2.9
Time Warner, Inc.	2.6
Chevron Corp.	2.6
Sony Corp. ADR (Japan)	2.4
McDonald’s Corp.	2.4
Matsushita Electric Industrial Co., Ltd. ADR (Japan)	2.3
Cardinal Health, Inc.	2.3

Asset Allocation

Sector Diversification	Fund	S&P 500
Consumer Discretionary	21.6%	10.1%
Health Care	16.5	12.7
Financials	14.5	22.3
Information Technology	13.7	15.3
Energy	8.8	9.3
Industrials	8.7	10.9
Materials	5.2	2.9
Consumer Staples	3.8	9.6
Utilities	1.4	3.4
Telecommunication Services	1.0	3.5

(a)	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	The Fund’s price-to-earnings (P/E) ratio is calculated using 12-month forward earnings estimates.
(c)	Foreign stocks are U.S. dollar-denominated.
(d)	The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security.

3 / Dodge & Cox Stock Fund

Portfolio of Investments (unaudited)	September 30, 2006

COMMON STOCKS: 95.2%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 21.6%
AUTOMOBILES & COMPONENTS: 0.5%
Honda Motor Co., Ltd. ADR(b) (Japan)	9,050,300	$304,361,589

CONSUMER DURABLES & APPAREL: 5.8%
Koninklijke Philips Electronics NV (Netherlands)	3,221,090	112,770,361
Matsushita Electric Industrial Co., Ltd. ADR(b) (Japan)	65,764,700	1,389,608,111
Nike, Inc., Class B	3,625,000	317,622,500
Sony Corp. ADR(b) (Japan)	37,017,700	1,494,034,372
Thomson ADR(b) (France)	6,586,000	103,466,060
VF Corp.	1,906,990	139,114,920

		3,556,616,324
CONSUMER SERVICES: 2.4%
McDonald’s Corp.	36,733,900	1,437,030,168

MEDIA: 10.4%
Comcast Corp., Class A(a)	60,418,191	2,226,410,338
Discovery Holdings Co., Series A(a)	1,119,213	16,183,820
EchoStar Communications Corp.(a)	8,239,670	269,766,796
Interpublic Group of Companies, Inc.(a),(c)	27,499,200	272,242,080
Liberty Capital, Series A(a)	2,396,380	200,265,477
News Corp., Class A	91,295,238	1,793,951,427
Time Warner, Inc.	86,628,400	1,579,235,732

		6,358,055,670
RETAILING: 2.5%
Federated Department Stores, Inc.	11,119,006	480,452,249
Gap, Inc.	24,753,600	469,080,720
Genuine Parts Co.(c)	8,931,300	385,206,969
Liberty Interactive, Series A(a)	8,853,900	180,442,482

		1,515,182,420

		13,171,246,171
CONSUMER STAPLES: 3.8%
FOOD & STAPLES RETAILING: 2.3%
Wal-Mart Stores, Inc.	27,798,900	1,371,041,748

FOOD, BEVERAGE & TOBACCO: 1.0%
Unilever NV(b) (Netherlands)	24,511,700	601,517,118

HOUSEHOLD & PERSONAL PRODUCTS: 0.5%
Avon Products, Inc.	10,466,000	320,887,560

		2,293,446,426
ENERGY: 8.8%
Baker Hughes, Inc.	11,503,300	784,525,060
Chevron Corp.	24,196,971	1,569,415,539
ConocoPhillips	11,456,900	682,029,257
Exxon Mobil Corp.	9,203,500	617,554,850
Occidental Petroleum Corp.	10,277,800	494,464,958
Royal Dutch Shell PLC ADR(b) (United Kingdom)	10,407,864	711,689,740
Schlumberger, Ltd.	7,860,064	487,559,770

		5,347,239,174

	SHARES	VALUE
FINANCIALS: 14.5%
BANKS: 3.5%
Golden West Financial Corp.	9,075,700	$701,097,825
Wachovia Corp.	18,456,200	1,029,855,960
Wells Fargo & Co.	12,061,000	436,366,980

		2,167,320,765
DIVERSIFIED FINANCIALS: 3.5%
Capital One Financial Corp.	12,300,478	967,555,599
Citigroup, Inc.	23,574,600	1,170,950,382

		2,138,505,981
INSURANCE: 6.7%
Aegon NV(b) (Netherlands)	35,594,301	668,105,030
Chubb Corp.	11,446,600	594,765,336
Genworth Financial, Inc., Class A	8,845,000	309,663,450
Loews Corp.	18,115,900	686,592,610
MBIA, Inc.	2,993,176	183,900,733
Safeco Corp.	5,545,000	326,766,850
St. Paul Travelers Companies, Inc.	22,745,350	1,066,529,462
UnumProvident Corp.	11,719,700	227,244,983

		4,063,568,454
REAL ESTATE: 0.8%
Equity Office Properties Trust(c)	12,381,900	492,304,344

		8,861,699,544
HEALTH CARE: 16.5%
HEALTH CARE EQUIPMENT & SERVICES: 6.7%
Becton, Dickinson & Co.	4,210,850	297,580,770
Cardinal Health, Inc.(c)	20,952,350	1,377,407,489
HCA, Inc.(c)	23,884,800	1,191,612,672
Health Management Associates, Inc.(c)	12,370,000	258,533,000
WellPoint, Inc.(a)	12,480,700	961,637,935

		4,086,771,866
PHARMACEUTICALS & BIOTECHNOLOGY: 9.8%
Bristol-Myers Squibb Co.	21,145,650	526,949,598
GlaxoSmithKline PLC ADR(b) (United Kingdom)	13,163,800	700,709,074
Pfizer, Inc.	71,009,345	2,013,825,024
Sanofi-Aventis ADR(b) (France)	30,679,000	1,364,295,130
Schering-Plough Corp.	19,939,600	440,465,764
Thermo Electron Corp.(a),(c)	9,111,300	358,347,429
Wyeth	11,339,900	576,520,516

		5,981,112,535

		10,067,884,401

Dodge & Cox Stock Fund / 4

Portfolio of Investments (unaudited)	September 30, 2006

COMMON STOCKS (continued)

	SHARES	VALUE
INDUSTRIALS: 8.7%
CAPITAL GOODS: 3.8%
American Power Conversion Corp.(c)	13,409,652	$294,475,958
General Electric Co.	17,100,000	603,630,000
Masco Corp.	12,908,500	353,951,070
Tyco International, Ltd.	30,465,500	852,729,345
Volvo AB ADR(b) (Sweden)	3,751,400	223,958,580

		2,328,744,953
COMMERCIAL SERVICES & SUPPLIES: 0.7%
Pitney Bowes, Inc.	9,412,850	417,648,154

TRANSPORTATION: 4.2%
FedEx Corp.	11,556,300	1,255,938,684
Union Pacific Corp.(c)	15,120,650	1,330,617,200

		2,586,555,884

		5,332,948,991
INFORMATION TECHNOLOGY: 13.7%
SOFTWARE & SERVICES: 3.2%
BMC Software, Inc.(a),(c)	11,021,966	300,017,915
Computer Sciences Corp.(a),(c)	12,858,900	631,629,168
Compuware Corp.(a),(c)	19,312,600	150,445,154
Electronic Data Systems Corp.(c)	34,711,300	851,121,076

		1,933,213,313
TECHNOLOGY, HARDWARE & EQUIPMENT: 10.5%
Avaya, Inc.(a),(c)	31,094,924	355,725,930
Dell, Inc.(a)	28,739,033	656,399,514
Hewlett-Packard Co.	67,842,334	2,489,135,234
Hitachi, Ltd. ADR(b) (Japan)	5,590,400	325,752,608
Kyocera Corp. ADR(b) (Japan)	61,400	5,252,156
Motorola, Inc.	30,338,200	758,455,000
NCR Corp.(a)	7,404,000	292,309,920
Sun Microsystems, Inc.(a)	104,256,544	518,155,024
Xerox Corp.(a),(c)	64,145,600	998,105,536

		6,399,290,922

		8,332,504,235
MATERIALS: 5.2%
Akzo Nobel NV ADR(b),(c) (Netherlands)	12,807,223	787,516,142
Alcoa, Inc.	7,860,683	220,413,551
Cemex SAB de CV ADR(b) (Mexico)	3,748,260	112,747,661
Dow Chemical Co.	31,989,980	1,246,969,421
International Paper Co.	6,923,400	239,757,342
Nova Chemicals Corp.(b),(c) (Canada)	4,740,470	145,579,834
Rohm and Haas Co.	9,162,100	433,825,435

		3,186,809,386

	SHARES	VALUE
TELECOMMUNICATION SERVICES: 1.0%
Vodafone Group PLC ADR(b) (United Kingdom)	25,799,637	$589,779,702

		589,779,702
UTILITIES: 1.4%
Duke Energy Corp.	19,319,590	583,451,618
FirstEnergy Corp.	4,474,700	249,956,742

		833,408,360
TOTAL COMMON STOCKS (Cost $42,405,239,241)		58,016,966,390

SHORT-TERM INVESTMENTS: 4.4%

	PAR VALUE
SSgA Prime Money Market Fund	$60,633,027	60,633,027
State Street Repurchase Agreement 4.75%, 10/2/06, maturity value $2,166,925,402 (collateralized by U.S. Treasury Securities, value $2,209,400,109, 3.50%-8.875%, 8/15/09-2/15/26)	2,166,068,000	2,166,068,000
United States Treasury Bills
12/28/06	225,000,000	222,393,000
3/29/07	225,000,000	219,613,219

TOTAL SHORT-TERM INVESTMENTS (Cost $2,668,707,246)		2,668,707,246

TOTAL INVESTMENTS (Cost $45,073,946,487)	99.6%	60,685,673,636
OTHER ASSETS LESS LIABILITIES	0.4%	283,386,237

TOTAL NET ASSETS	100.0%	$60,969,059,873

(a)	Non-income producing
(b)	Security issued by a foreign entity, denominated in U.S. dollars
(c)	See Notes to Portfolio of Investments regarding holdings of 5% voting securities

ADR: American Depository Receipt

5 / Dodge & Cox Stock Fund

Notes to Portfolio of Investments (unaudited)

Security valuation. The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Stocks are valued at the official quoted close price or the last sale of the day at the close of the NYSE or, if not available, at the mean between the exchange-listed bid and ask prices for the day. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Security transactions. Security transactions are recorded on the trade date.

Income tax matters. At September 30, 2006, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes. Net unrealized appreciation aggregated $15,611,727,149, of which $15,754,429,625 represented appreciated securities and $142,702,476 represented depreciated securities.

Holdings of 5% voting securities. Each of the companies listed below is considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during the nine-month period ended September 30, 2006. Transactions during the period in securities of affiliated companies were as follows:

	Shares at Beginning of Period	Additions	Reductions	Shares at End of Period	Dividend Income(a)		Value at End of Period
Akzo Nobel NV ADR (Netherlands)	16,294,523	4,500	(3,491,800)	12,807,223	$12,466,780		$—	(c)
American Power Conversion Corp.	6,347,281	7,062,371	—	13,409,652	2,776,119		294,475,958
Avaya, Inc.	31,552,500	13,800	(471,376)	31,094,924	—	(b)	355,725,930
BMC Software, Inc.	15,440,000	5,500	(4,423,534)	11,021,966	—	(b)	300,017,915
Cardinal Health, Inc.	20,444,350	508,000		20,952,350	4,953,084		1,377,407,489
Computer Sciences Corp.	12,853,900	5,000	—	12,858,900	—	(b)	631,629,168
Compuware Corp.	19,297,600	15,000	—	19,312,600	—	(b)	150,445,154
Dillard’s, Inc. Class A	5,161,600	—	(5,161,600)	—	138,245		—	(c)
Electronic Data Systems Corp.	34,697,300	14,000	—	34,711,300	5,205,295		851,121,076
Engelhard Corp.	8,265,600	—	(8,265,600)	—	991,872		—	(c)
Equity Office Properties Trust	23,332,200	9,000	(10,959,300)	12,381,900	19,488,249		—	(c)
Fluor Corp.	4,362,050	—	(4,362,050)	—	—		—	(c)
Genuine Parts Co.	8,926,300	5,000	—	8,931,300	9,039,566		385,206,969
HCA, Inc.	20,475,800	3,409,000	—	23,884,800	10,663,672		1,191,612,672
Health Management Associates, Inc.	—	12,370,000	—	12,370,000	1,343,832		258,533,000
Interpublic Group of Companies, Inc.	17,478,300	10,020,900	—	27,499,200	—	(b)	272,242,080
Nova Chemicals Corp. (Canada)	4,737,970	2,500	—	4,740,470	1,063,680		145,579,834
Thermo Electron Corp.	8,906,800	204,500	—	9,111,300	—	(b)	358,347,429
Union Pacific Corp.	14,815,250	305,400	—	15,120,650	13,365,345		1,330,617,200
Whirlpool Corp.	3,558,750	—	(3,558,750)	—	1,530,263		—	(c)
Xerox Corp.	64,118,600	27,000	—	64,145,600	—	(b)	998,105,536

					$83,026,002		$8,901,067,410

(a)	Net of foreign taxes, if any
(b)	Non-income producing
(c)	Company was not an affiliate at the end of the period

Other. For more information regarding the Fund and its holdings, please see the Fund’s most recent prospectus and semi-annual report.

Dodge & Cox Stock Fund / 6

Officers and Trustees

Harry R. Hagey, Chairman & Trustee

Chairman, Dodge & Cox

John A. Gunn, President & Trustee

Chief Executive Officer & Chief Investment Officer, Dodge & Cox

Kenneth E. Olivier, Vice President & Trustee

President, Dodge & Cox

Dana M. Emery, Vice President & Trustee

Executive Vice President, Dodge & Cox

William F. Ausfahl, Trustee

Former Chief Financial Officer and member of Board of Directors, The Clorox Company

L. Dale Crandall, Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

John B. Taylor, Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institute and former Under Secretary for International Affairs, United States Treasury

Will C. Wood, Trustee

Principal, Kentwood Associates, Financial Advisers

Katherine Herrick Drake, Vice President

Vice President, Dodge & Cox

Diana S. Strandberg, Vice President

Vice President, Dodge & Cox

John M. Loll, Treasurer & Assistant Secretary

Vice President & Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary & Assistant Treasurer

Chief Operating Officer, Secretary & General Counsel, Dodge & Cox

Marcia P. Venegas, Chief Compliance Officer

Chief Compliance Officer, Dodge & Cox

David H. Longhurst, Assistant Treasurer

Fund Administration and Accounting Senior Manager, Dodge & Cox

International

Stock Fund

Established 2001

Third Quarter Report

September 30, 2006

2006

International Stock Fund

www.dodgeandcox.com

For Fund literature, transactions and account

information, please visit the Funds’ web site.

or write or call:

Dodge & Cox Funds

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

Investment Manager

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of September 30, 2006, the end of the reporting period.  Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

09/06 ISF QR       Printed on recycled paper

To Our Shareholders

The Dodge & Cox International Stock Fund had a total return of 3.3% for the third quarter of 2006, compared to 3.9% for the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) benchmark. For the nine months ended September 30, 2006, the Fund had a total return of 14.9%, compared to 14.5% for the MSCI EAFE. At quarter end, the Fund had net assets of $24.6 billion and a cash position of 4.2%.

Third Quarter Performance Review

For the third quarter of 2006, the Fund had a positive return, but underperformed the MSCI EAFE.

The Fund’s overweight position in Information Technology—a weak sector of the market—detracted from performance relative to the benchmark. Notable underperformers included Hitachi (down 11%) and LG.Philips (down 8%). Additionally, Financial companies based in Europe performed well during the quarter, though the Fund’s underweighting in this area hurt relative performance.

In absolute terms, the Fund’s investments in the Energy sector declined 4%, though relative to the MSCI EAFE the impact was neutral. Notable weak performers included Norsk Hydro (down 16%) and Petroleo Brasileiro (down 6%).

In contrast, the Fund’s investments in a variety of selected individual holdings contributed positively to performance. The Fund had seven holdings that returned over 20% during the quarter. Notable strong performers included Grupo Financiero Banorte (up 36%), Cott Corp. (up 31%), Brother Industries (up 28%), Corporacion Geo (up 26%), and Volvo (up 21%).

The U.S. dollar appreciated against developed and emerging market currencies during the quarter, which had a slight negative effect on the Fund’s performance and the overall market. We do not currently hedge currencies; however, a regular part of our investment process is to focus on the medium and long-term effects of currency changes on a company’s operations and finances.

Why Invest Internationally?

Five years ago, when we started the Fund, there was a great deal of skepticism about investing outside of the United States because of disappointing returns over the prior five years. The MSCI EAFE fell 1% cumulatively for the five years ended September 30, 2001; emerging markets1 fell 48% cumulatively during the same period. In contrast, investors in U.S. stocks fared better with the S&P 500 up 63% cumulatively during the same period.

Over the past five years, the cumulative 95% return for the MSCI EAFE and 250% return for the MSCI Emerging Markets Index far outpaced the 40% cumulative return for the S&P 500 for the same period. As a result, the “gap” in relative valuation between U.S. and non-U.S. equities has narrowed. Today, investors are asking: what is the case for investing internationally in light of these recent returns?

While the motive in asking the question has changed, our answer is the same today as it was five years ago. We believe that investors should look outside of the United States because of the broad array of companies located overseas. For illustration, there are about twice as many companies over $1 billion in market capitalization outside the U.S. as are in the U.S., and the combined market capitalization of foreign companies exceeds that of the U.S. by a large margin. In some industries, such as consumer electronics and marine transport, the majority of publicly listed companies are located overseas.

Over the past five years, we have often found attractive individual investment opportunities from these companies that fit three broad themes:

•	Global leaders at reasonable valuations. There are numerous industries in which the world’s leading companies are domiciled overseas.

Examples include: Japanese automakers and consumer electronics companies like Honda and Canon, respectively, and European pharmaceutical manufacturers like GlaxoSmithKline and Sanofi-Aventis.

•	Restructuring opportunities. As capital markets continue to grow and mature, we believe that fewer enterprises can operate in isolation from economic reality. The declining cost of computing power, falling trade barriers and increased ease of communications have forced companies to think globally. Companies are increasingly competing with each other for capital and customers. As a result of these external forces, we see a growing willingness of management to reduce costs, rationalize assets and focus on core businesses in an effort to boost returns, and by extension, share prices.

Examples include: Matsushita (Japanese consumer electronics), Bayer (German pharmaceuticals and chemicals), Sulzer (Swiss maker of industrial pumps) and Hitachi (Japanese technology and industrials).

•	Exposure to consumers in emerging markets. Emerging markets already represent about 25% of global GDP measured at current exchange rates, and roughly 50% of global output measured at purchasing power parity. As these economies continue to grow and participate more fully in the global economy, per capita incomes are likely to increase. A rising number of the roughly 5.5 billion people in the emerging markets are growing wealthier, creating new consumers in the global economy. We have identified what we believe are attractive investment opportunities in an array of companies, both directly in the emerging markets as well as in the developed world, that are well-positioned to serve these consumers.

1 / Dodge & Cox International Stock Fund

Examples include: Standard Bank (South Africa) and HSBC (United Kingdom) providing access to credit; Nestle (Switzerland), Unilever (Netherlands) and Sadia (Brazil) providing branded prepared foods; Tesco (United Kingdom) operating supermarkets; and Nokia (Finland) providing communications technology.

Outlook

We believe current valuations are reasonable overall, and we continue to find attractive investment opportunities on a bottom-up basis that appear poised to benefit from these themes. However, we caution shareholders not to expect returns over the next five years to match those of the past five.

In our opinion, key drivers of long-term returns are earnings growth and valuation—i.e., the price that other investors are willing to pay for those earnings. Over the past five years, the major driver of these unusually high returns has been significant growth in earnings, which have far outpaced global economic growth. We are skeptical that this pace of earnings growth can continue over the long term. If this is the case, then a substantial increase in valuation would be required to generate similar returns over the next five years. With today’s valuations at reasonable levels, we are not comfortable relying on other investors paying even more for future earnings. Therefore, we encourage you, as we have in past letters, to be prudent in your expectations for future returns.

In Closing

Thank you for your continued confidence in the Dodge & Cox International Stock Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

Harry R. Hagey Chairman	Diana S. Strandberg Vice President

October 30, 2006

[1]	MSCI Emerging Markets Price Index (excludes dividends).

Growth of $10,000 Since Inception

For an investment made on April 30, 2001

Average Annual Total Return

for periods ended September 30, 2006

	1 Year	3 Years	5 Years		Since Inception (5/1/01)
Dodge & Cox International Stock Fund	20.18%	27.44%	21.32	%*	15.11	%*
MSCI EAFE	19.17	22.31	14.26		8.43

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 1-800-621-3979 for current performance figures.

*	Expense reimbursements were paid by Dodge & Cox from the Fund’s inception through June 30, 2003 to maintain operating expenses at 0.90%. Accordingly, without the expense reimbursements, the Fund’s returns prior to June 30, 2003 would have been lower.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable on these distributions. The Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) is a widely recognized benchmark of the world’s stock markets, excluding the United States. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses.

Morgan Stanley®, Morgan Stanley Capital International, and EAFE® are trademarks of Morgan Stanley.

Risks of International Investing: Foreign investing, especially in developing countries,

has special risks such as currency and market volatility and political and social instability.

These and other risk considerations are

discussed in the Fund’s prospectus.

Dodge & Cox International Stock Fund / 2

Fund Information	September 30, 2006

General Information

Net Asset Value Per Share	$40.25
Total Net Assets (billions)	$24.6
Expense Ratio (annualized, as of June 30, 2006)	0.67%
2005 Portfolio Turnover Rate	7%
30-Day SEC Yield(a)	1.49%
Fund Inception Date	May 1, 2001

Investment Manager: Dodge & Cox, San Francisco. Managed by the International Investment Policy Committee, whose eight members’ average tenure at Dodge & Cox is 17 years.

Portfolio Characteristics	Fund	MSCI EAFE
Number of Stocks	82	1,166
Median Market Capitalization (billions)	$14	$5
Weighted Avg. Market Capitalization (billions)	$53	$55
Price-to-Earnings Ratio(b)	13.1x	13.6x
Countries Represented	20	22
Emerging Markets (Brazil, Israel, Mexico, South Africa, South Korea, Thailand)	14.2%	0.0%

Ten Largest Holdings(c)	Fund
Sanofi-Aventis (France)	3.4%
News Corp. Class A (United States)	2.8
HSBC Holdings PLC (United Kingdom)	2.4
Nokia Oyj (Finland)	2.3
Matsushita Electric Industrial Co., Ltd. (Japan)	2.3
Royal Bank of Scotland Group PLC (United Kingdom)	2.3
Infineon Technologies AG (Germany)	2.3
GlaxoSmithKline PLC ADR (United Kingdom)	2.2
Hitachi, Ltd. (Japan)	2.2
Mitsubishi UFJ Financial Group ADR (Japan)	2.1

Asset Allocation

Region Diversification	Fund	MSCI EAFE
Europe (excluding United Kingdom)	36.0%	44.6%
Japan	21.8	23.7
United Kingdom	15.2	23.8
Latin America	7.5	0.0
Pacific (excluding Japan)	7.0	7.9
United States	4.9	0.0
Africa	1.5	0.0
Middle East	1.0	0.0
Canada	0.9	0.0

Sector Diversification	Fund	MSCI EAFE
Financials	21.5%	30.1%
Consumer Discretionary	14.2	11.9
Information Technology	12.2	5.6
Materials	11.6	8.1
Industrials	9.7	10.6
Energy	8.5	7.5
Consumer Staples	7.6	8.0
Health Care	6.3	7.6
Telecommunication Services	3.6	5.1
Utilities	0.6	5.5

(a)	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	The Fund’s price-to-earnings (P/E) ratio is calculated using 12-month forward earnings estimates.
(c)	The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security.

3 / Dodge & Cox International Stock Fund

Portfolio of Investments (unaudited)	September 30, 2006

COMMON STOCKS: 92.8%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 14.2%
AUTOMOBILES & COMPONENTS: 2.0%
Honda Motor Co., Ltd. ADR(b) (Japan)	14,530,800	$488,670,804

CONSUMER DURABLES & APPAREL: 7.9%
Consorcio Ara SA de CV(c) (Mexico)	22,105,000	108,554,571
Corporación Geo SA de CV, Series B(a),(c) (Mexico)	42,105,400	177,130,685
Koninklijke Philips Electronics NV (Netherlands)	2,857,183	100,249,874
Matsushita Electric Industrial Co., Ltd. (Japan)	26,991,000	571,238,095
Sony Corp. (Japan)	11,237,600	454,736,322
Thomson(c) (France)	13,868,792	217,894,646
Yamaha Corp.(c) (Japan)	14,851,000	312,421,037

		1,942,225,230
MEDIA: 4.3%
Grupo Televisa SA de CV ADR(b) (Mexico)	17,731,720	376,976,367
News Corp., Class A (United States)	34,773,192	683,293,223

		1,060,269,590

		3,491,165,624
CONSUMER STAPLES: 7.2%
FOOD & STAPLES RETAILING: 2.1%
Tesco PLC (United Kingdom)	75,664,379	510,012,890

FOOD, BEVERAGE & TOBACCO: 4.4%
Cott Corp.(a),(b),(c) (Canada)	3,830,800	65,774,836
Fomento Economico Mexicano SA de CV ADR(b) (Mexico)	2,714,058	263,100,783
Nestle SA (Switzerland)	1,321,000	460,598,984
Tiger Brands, Ltd. (South Africa)	6,402,043	116,307,377
Unilever NV(b) (Netherlands)	7,451,700	182,864,718

		1,088,646,698
HOUSEHOLD & PERSONAL PRODUCTS: 0.7%
Aderans Co., Ltd.(c) (Japan)	2,733,200	70,802,895
Avon Products, Inc. (United States)	3,450,000	105,777,000

		176,579,895

		1,775,239,483
ENERGY: 6.6%
Norsk Hydro ASA ADR(b) (Norway)	14,110,500	317,627,355
Royal Dutch Shell PLC ADR(b) (United Kingdom)	7,718,400	510,186,240
Schlumberger, Ltd. (United States)	6,708,000	416,097,240
Total SA (France)	5,702,000	374,174,499

		1,618,085,334
FINANCIALS: 20.8%
BANKS: 13.9%
DBS Group Holdings, Ltd. (Singapore)	29,042,000	351,082,260
Grupo Financiero Banorte SA (Mexico)	43,834,600	137,197,434
HSBC Holdings PLC (United Kingdom)	32,500,000	592,996,847
Kasikornbank PCL Foreign (Thailand)	51,743,400	95,043,115
Kasikornbank PCL NVDR (Thailand)	60,787,500	108,419,074

	SHARES	VALUE
Kookmin Bank ADR(b) (South Korea)	3,433,300	$267,900,399
Mitsubishi UFJ Financial Group ADR(b) (Japan)	41,416,500	530,545,365
Royal Bank of Scotland Group PLC (United Kingdom)	16,300,972	561,283,674
Shinsei Bank, Ltd. (Japan)	69,953,000	426,380,190
Standard Bank Group, Ltd. (South Africa)	25,796,234	257,705,661
Standard Chartered PLC (United Kingdom)	3,455,000	88,495,529

		3,417,049,548
DIVERSIFIED FINANCIALS: 2.0%
Credit Suisse Group (Switzerland)	8,415,000	486,884,922

INSURANCE: 4.9%
Aegon NV (Netherlands)	13,823,868	259,259,316
Converium Holdings AG(c) (Switzerland)	8,918,646	108,411,707
Standard Life PLC(a) (United Kingdom)	13,925,343	70,592,985
Swiss Life Holding (Switzerland)	1,100,000	257,307,369
Swiss Reinsurance(a) (Switzerland)	6,715,795	513,976,234

		1,209,547,611

		5,113,482,081
HEALTH CARE: 6.3%
HEALTH CARE EQUIPMENT & SERVICES: 0.8%
Mediceo Paltac Holdings Co., Ltd. (Japan)	9,329,200	191,125,198

PHARMACEUTICALS & BIOTECHNOLOGY: 5.5%
GlaxoSmithKline PLC ADR(b) (United Kingdom)	9,977,200	531,086,356
Sanofi-Aventis (France)	9,309,000	828,660,736

		1,359,747,092

		1,550,872,290
INDUSTRIALS: 9.7%
CAPITAL GOODS: 5.1%
CNH Global NV(b) (Netherlands)	2,108,520	48,938,749
Nexans SA(c) (France)	1,866,440	162,240,065
Sulzer AG(c) (Switzerland)	290,121	231,201,229
Toto, Ltd.(c) (Japan)	28,657,000	270,255,221
Volvo AB, Series B (Sweden)	8,411,600	501,035,514
Wienerberger AG (Austria)	913,801	43,151,701

		1,256,822,479
TRANSPORTATION: 4.6%
Central Japan Railway Co. (Japan)	45,550	485,866,666
Nippon Yusen Kabushiki Kaisha (Japan)	41,100,000	250,166,349
TNT NV (Netherlands)	10,600,000	402,030,403

		1,138,063,418

		2,394,885,897

Dodge & Cox International Stock Fund / 4

Portfolio of Investments (unaudited)	September 30, 2006

COMMON STOCKS (continued)

	SHARES	VALUE
INFORMATION TECHNOLOGY: 12.2%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 2.3%
Infineon Technologies AG(a),(c) (Germany)	47,027,800	$557,574,485

TECHNOLOGY, HARDWARE & EQUIPMENT: 9.9%
Brother Industries, Ltd.(c) (Japan)	19,244,000	241,924,571
Canon, Inc. (Japan)	2,222,050	115,875,793
Epcos AG(a),(c) (Germany)	5,178,100	78,858,781
Hitachi, Ltd. (Japan)	90,998,000	530,773,520
Kyocera Corp. (Japan)	663,300	56,770,057
LG.Philips LCD Co., Ltd. ADR(a),(b) (South Korea)	15,014,300	249,087,237
Nokia Oyj (Finland)	29,012,500	576,120,767
Nortel Networks Corp.(a),(b) (Canada)	48,880,400	112,424,920
Oce NV(c) (Netherlands)	7,318,524	117,488,085
Seiko Epson Corp.(c) (Japan)	13,406,900	365,462,163

		2,444,785,894

		3,002,360,379
MATERIALS: 11.6%
Akzo Nobel NV (Netherlands)	3,936,100	242,471,251
Arkema(a),(c) (France)	3,400,263	160,438,576
BASF AG (Germany)	5,360,400	429,246,904
Bayer AG (Germany)	6,797,000	346,481,413
BHP Billiton, Ltd. (Australia)	3,785,078	72,302,685
Cemex SAB de CV ADR(b) (Mexico)	1,607,900	48,365,632
Imperial Chemical Industries PLC (United Kingdom)	38,945,762	289,675,184
Lafarge SA (France)	3,321,025	428,703,019
Lanxess AG(a) (Germany)	4,092,359	175,658,438
Makhteshim-Agan Industries, Ltd.(c) (Israel)	27,072,892	133,722,802
Nova Chemicals Corp. (Canada)	1,587,900	48,656,296
Rinker Group, Ltd. (Australia)	25,118,565	260,219,963
Yara International ASA (Norway)	14,268,710	216,437,699

		2,852,379,862
TELECOMMUNICATION SERVICES: 3.6%
Bezeq Israeli Telecommunication Corp., Ltd. (Israel)	88,000,000	110,097,115
KT Corp. ADR(b) (South Korea)	14,958,400	321,156,848
Vodafone Group PLC ADR(b) (United Kingdom)	19,896,562	454,835,407

		886,089,370
UTILITIES: 0.6%
Centrica PLC (United Kingdom)	22,100,000	134,585,031

		134,585,031

TOTAL COMMON STOCKS (Cost $19,555,461,578)		22,819,145,351

PREFERRED STOCKS: 3.0%

	SHARES	VALUE
CONSUMER STAPLES: 0.4%
FOOD, BEVERAGE & TOBACCO: 0.4%
Sadia SA ADR(b) (Brazil)	3,719,400	$102,915,798

		102,915,798
ENERGY: 1.9%
Petroleo Brasileiro SA ADR(b) (Brazil)	4,426,000	331,241,840
Ultrapar Participacoes SA ADR(b) (Brazil)	6,819,785	120,982,986

		452,224,826
FINANCIALS: 0.7%
BANKS: 0.7%
Uniao de Bancos Brasileiros SA GDR(b) (Brazil)	2,316,500	171,421,000

		171,421,000

TOTAL PREFERRED STOCKS (Cost $418,480,444)		726,561,624

SHORT-TERM INVESTMENTS: 4.1%

	PAR VALUE	VALUE
SSgA Prime Money Market Fund	$24,430,286	24,430,286
State Street Repurchase Agreement 4.75%, 10/2/06, maturity value $991,293,232 (collateralized by U.S. Treasury Securities, value $1,010,720,616, 4.875%-8.75%, 8/15/09-11/15/21)	990,901,000	990,901,000

TOTAL SHORT-TERM INVESTMENTS (Cost $1,015,331,286)		1,015,331,286

TOTAL INVESTMENTS (Cost $20,989,273,308)	99.9%	24,561,038,261
OTHER ASSETS LESS LIABILITIES	0.1%	15,950,929

TOTAL NET ASSETS	100.0%	$24,576,989,190

(a)	Non-income producing
(b)	Security issued by a foreign entity, denominated in U.S. dollars
(c)	See Notes to Portfolio of Investments regarding holdings of 5% voting securities

ADR: American Depository Receipt

GDR: Global Depository Receipt

NVDR: Non Voting Depository Receipt

5 / Dodge & Cox International Stock Fund

Notes to Portfolio of Investments (unaudited)

Security valuation.    The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Listed securities are valued at the official quoted close price or the last sale on the date of determination on the principal exchange on which such securities are traded or, if not available, at the mean between the exchange listed bid and ask prices for the day. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Security values are not discounted based on the size of the Fund’s position. Short-term securities are valued at amortized cost which approximates current value.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. As a result, the Fund’s net asset value (NAV) may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the security is valued at fair value as determined in good faith by or at the direction of the Board of Trustees. The Fund may use fair value pricing in calculating its NAV when, for example, (i) the primary market for a security is closed or if trading of a security is suspended or limited, (ii) the Fund determines that the price provided by a pricing service is inaccurate or unreliable, or (iii) the Fund determines that a significant event affecting the value of a security has occurred before the close of the NYSE but after the close of the security’s primary market. An event is considered significant if there is both an affirmative expectation that the security’s value will materially change in response to the event and a reasonable basis for quantifying a resulting change in value. For securities that do not trade during NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Pricing services are used to obtain closing market prices and to compute certain fair value adjustments utilizing computerized pricing models. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. In addition, fair values may not reflect the price that the Fund could obtain for a security if it were to dispose of that security at the time of pricing.

Security transactions.    Security transactions are recorded on the trade date.

Income tax matters.    At September 30, 2006, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes. Net unrealized appreciation aggregated $3,571,764,953, of which $3,902,712,048 represented appreciated securities and $330,947,095 represented depreciated securities.

Holdings of 5% voting securities.    Each of the companies listed below is considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during the nine-month period ended September 30, 2006. Transactions during the period in securities of affiliated companies were as follows:

	Shares at Beginning of Period	Additions	Reductions	Shares at End of Period	Dividend Income(a)		Value at End of Period
Aderans Co., Ltd. (Japan)	2,733,200	—	—	2,733,200	$1,019,637		$70,802,895
Arkema (France)	—	3,400,263	—	3,400,263	—	(b)	160,438,576
Brother Industries, Ltd. (Japan)	19,244,000	—	—	19,244,000	1,989,968		241,924,571
Consorcio Ara SA de CV (Mexico)	20,679,800	1,425,200	—	22,105,000	7,163,631		108,554,571
Converium Holdings AG (Switzerland)	8,918,646	—	—	8,918,646	454,837		108,411,707
Corporación Geo SA de CV, Series B (Mexico)	42,105,400	—	—	42,105,400	—	(b)	177,130,685
Cott Corp. (Canada)	—	4,285,100	(454,300)	3,830,800	—	(b)	65,774,836
Elior (France)	6,958,147	1,307,812	(8,265,959)	—	1,271,406		—	(c)
Epcos AG (Germany)	2,796,500	2,381,600	—	5,178,100	—	(b)	78,858,781
Infineon Technologies AG (Germany)	20,500,000	26,527,800	—	47,027,800	—	(b)	557,574,485
Makhteshim-Agan Industries, Ltd. (Israel)	19,300,000	7,772,892	—	27,072,892	3,023,794		133,722,802
Nexans SA (France)	1,616,440	250,000	—	1,866,440	1,853,699		162,240,065
Oce NV (Netherlands)	6,718,524	600,000	—	7,318,524	2,918,772		117,488,085
Seiko Epson Corp. (Japan)	9,254,100	4,173,100	(20,300)	13,406,900	3,277,804		365,462,163
Sulzer AG (Switzerland)	290,121	—	—	290,121	2,071,399		231,201,229
Thomson (France)	8,240,015	5,628,777	—	13,868,792	5,305,021		217,894,646
Toto, Ltd. (Japan)	15,654,000	13,003,000	—	28,657,000	2,836,569		270,255,221
Yamaha Corp. (Japan)	10,576,000	8,275,000	(4,000,000)	14,851,000	2,667,212		312,421,037

					$35,853,749		$3,380,156,355

(a)  Net of foreign taxes, if any    (b) Non-income producing    (c) Company was not an affiliate at the end of the period

Other.    For more information regarding the Fund and its holdings, please see the Fund’s most recent prospectus and semi-annual report.

Dodge & Cox International Stock Fund / 6

Officers and Trustees

Harry R. Hagey, Chairman & Trustee

Chairman, Dodge & Cox

John A. Gunn, President & Trustee

Chief Executive Officer & Chief Investment Officer, Dodge & Cox

Kenneth E. Olivier, Vice President & Trustee

President, Dodge & Cox

Dana M. Emery, Vice President & Trustee

Executive Vice President, Dodge & Cox

William F. Ausfahl, Trustee

Former Chief Financial Officer and member of Board of Directors, The Clorox Company

L. Dale Crandall, Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

John B. Taylor, Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institute and

former Under Secretary for International Affairs, United States Treasury

Will C. Wood, Trustee

Principal, Kentwood Associates, Financial Advisers

Katherine Herrick Drake, Vice President

Vice President, Dodge & Cox

Diana S. Strandberg, Vice President

Vice President, Dodge & Cox

John M. Loll, Treasurer & Assistant Secretary

Vice President & Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary & Assistant Treasurer

Chief Operating Officer, Secretary & General Counsel, Dodge & Cox

Marcia P. Venegas, Chief Compliance Officer

Chief Compliance Officer, Dodge & Cox

David H. Longhurst, Assistant Treasurer

Fund Administration and Accounting Senior Manager, Dodge & Cox

Balanced Fund

Established 1931

(Closed to New Investors)

Third Quarter Report

September 30, 2006

2006

Balanced Fund

www.dodgeandcox.com

For Fund literature, transactions and account

information, please visit the Funds’ web site.

or write or call:

Dodge & Cox Funds

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

Investment Manager

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of  September 30, 2006, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

09/06 BF QR        Printed on recycled paper

To Our Shareholders

The Dodge & Cox Balanced Fund had a total return of 4.3% for the third quarter of 2006, compared to 4.9% for the Combined Index1. For the nine months ended September 30, 2006, the Fund had a total return of 8.5%, compared to 6.3% for the Combined Index. At quarter end, the Fund’s net assets of $26.0 billion were invested in 63.0% stocks, 32.4% fixed-income securities and 4.6% cash.

Third Quarter Performance Review

Both the stock and bond markets were strong in the third quarter, and while the Balanced Fund performed well on an absolute basis, it did lag the Combined Index by 0.6%. The equity portion of the Fund underperformed the S&P 500’s return of 5.7%, and the fixed-income portion of the Fund trailed the 3.8% return posted by the LBAG.

Equity Portfolio

Key detractors from the portfolio’s relative performance were areas that rose strongly, just not as much as the corresponding S&P 500 sectors. For example, the portfolio’s Financial holdings (up 4%) underperformed those in the S&P 500 (up 8%). The portfolio’s Health Care stocks performed well on an absolute basis (up 8%), but lagged the return of the S&P 500’s Health Care sector (up 10%).

The equity portfolio benefited from its investments in the Information Technology sector, which returned 10% (e.g., Hewlett-Packard up 16%) compared to 8% for those in the S&P 500. There were also a number of individual holdings which significantly contributed to or detracted from third quarter results. Some of the portfolio’s largest positions, such as Pfizer (up 22%) and Comcast (up 13%) helped results, while other large positions, like Sanofi-Aventis (down 9%) and Sony (down 8%), hurt. Baker Hughes (down 17%) was the weakest absolute performer during the third quarter.

As always, we focus our efforts on understanding the opportunities and risks facing each of the companies in the portfolio over a three-to-five year investment horizon. We encourage shareholders to focus on the long term as well, and not concentrate on short-term results.

Fixed-Income Portfolio

During the quarter the following factors affected relative performance:

•	The portfolio’s shorter effective duration[2] (4.0 years versus 4.8 years for the LBAG at the beginning of the quarter) detracted from relative returns as U.S. Treasury yields declined by approximately 40 to 50 basis points (1 basis point equals 1/100th of 1%).

•	Issuer-specific corporate performance was generally positive. Solid returns from Ford Motor Credit (FMCC), General Motors

Acceptance Corp. (GMAC), Liberty Media, UnumProvident and Xerox (among others) were offset somewhat by poor performance from HCA after the company agreed to be acquired by a private equity consortium in a leveraged buyout (LBO) transaction.

Investment Strategy

Equity Portfolio

As we have discussed in the past, equity valuations have compressed across the equity market over the past few years, resulting in a different set of investment opportunities to consider. By early 2000, with equity valuations at all-time highs, investors had become unreasonably optimistic, bidding up stock prices of certain companies to levels which implicitly incorporated expectations for future growth that even the ablest of management teams would be unable to satisfy. Leading companies with excellent business franchises and good prospects for long-term growth turned out to be poor investments because of their excessive valuations.

As valuations have decreased and the range of valuations has narrowed across the market since 2000, our equity investment team (30 portfolio managers and analysts) has invested in a growing number of these “leading” companies as many no longer trade at large premiums to the market. We have been selectively increasing the Fund’s exposure to these companies, many of which are found in: 1) areas of traditional growth, such as Information Technology (e.g., Hewlett-Packard and Dell), Media (e.g., Comcast and Time Warner) and Health Care (e.g., Sanofi-Aventis and GlaxoSmithKline), which collectively represent 42.6% of the equity portfolio; 2) mega-capitalization stocks which represent dominant business franchises (e.g., Exxon Mobil and Wal-Mart); and 3) multi-national businesses based in the U.S. and abroad that, over time, should increasingly benefit from the expansion of the global economy (e.g., Avon and Matsushita).

When evaluating a prospective investment, a company’s long-term earnings outlook and its valuation are equally important. A company with favorable growth prospects does not necessarily make its stock a good investment—valuation must be considered as well. So, when the valuation of a company’s stock changes, we change how we speak of it as an investment. Our job as managers of your wealth is to take a daily assessment of valuation in relation to the fundamental outlook for each of the Fund’s holdings. We also compare these holdings to alternatives that we don’t currently own on your behalf.

Fixed-Income Portfolio

We also invest the Fund’s fixed-income assets with a three-to-five year investment horizon, and seek a high and stable rate of current income, consistent with the long-term preservation of capital. We continually focus on this long-term horizon by asking ourselves whether current positioning is appropriate given changes in valuations and/or fundamental conditions in the economy, markets, or specific companies. The recent decline in interest rates, which

1 / Dodge & Cox Balanced Fund

adversely affected the Fund’s relative performance, makes this topic a particularly timely one.

As the recent moderation of economic growth in the U.S., “spillover” concerns from a weakened housing market and lower oil prices drove interest rates approximately 0.5% lower during the quarter, we considered the investment implications of these changes. As we look forward, we believe economic growth is likely to remain reasonably strong over the intermediate term. Many factors support this expectation, including: the state of the U.S. corporate sector (high profitability and record cash balances), prospects for higher external demand, gains in personal income (up over 9% year-over-year), and ongoing job creation. In our view, these factors will outweigh the drag from a slowing residential housing market. We believe that core inflation remains a concern, given the recent acceleration in wage and labor costs (notably muted in this recovery until now), large trade and current account deficits (which put pressure on the U.S. dollar and import prices), the lagged “pass-through” effects on non-energy goods from still-elevated oil prices, and a moderate economic slowdown that is unlikely to create significant excess capacity.

Given this economic backdrop, and the existing low level of nominal and real long-term interest rates, we expect long-dated interest rates to rise. Furthermore, today’s flat yield curve provides little yield incentive for owning these longer-duration bonds. In light of these factors, we continue to hold a relatively high proportion of short and intermediate bonds, maintaining the portfolio’s defensive duration positioning (3.9 years versus 4.6 years for the LBAG as of quarter end).

In Closing

Over longer time periods, the Fund’s equity portfolio has made a larger contribution to the Fund’s total returns. That being said, the greater historic volatility of the stock market—and this quarter’s unusually strong fixed-income contribution—serve as a reminder of the benefits of investing in a diversified portfolio of stocks and bonds and focusing on the long term.

Thank you for your continued confidence in our firm as a shareholder of the Dodge & Cox Balanced Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

Harry R. Hagey, Chairman	John A. Gunn, President

October 30, 2006

Growth of $10,000 Over 10 Years

For an investment made on September 30, 1996

Average Annual Total Return

for periods ended September 30, 2006

	1 Year	5 Years	10 Years	20 Years
Dodge & Cox Balanced Fund	10.78%	11.37%	11.97%	12.54%
Combined Index	7.95	6.37	8.06	10.31
S&P 500	10.79	6.97	8.59	11.74
Lehman Brothers Aggregate Bond Index (LBAG)	3.67	4.81	6.42	7.45

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 1-800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. Index returns include dividends and/or interest income but, unlike Fund returns, do not reflect fees or expenses.

Lehman Brothers® is a trademark of Lehman Brothers, Inc.; Standard & Poor’s, Standard & Poor’s 500, and S&P 500® are trademarks of The McGraw-Hill Companies, Inc.

[1]	The Combined Index reflects an unmanaged portfolio of 60% of the Standard & Poor’s 500 Index (S&P 500) and 40% of the Lehman Brothers Aggregate Bond Index (LBAG). The Fund may, however, invest up to 75% of its total assets in stocks.
[2]	Duration is a measure of a bond’s price sensitivity to changes in interest rates.

Dodge & Cox Balanced Fund / 2

Fund Information	September 30, 2006

General Information

Net Asset Value Per Share	$86.51
Total Net Assets (billions)	$26.0
30-Day SEC Yield(a)	2.55%
Expense Ratio (annualized, as of June 30, 2006)	0.53%
2005 Portfolio Turnover Rate	18%
Fund Inception	1931

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose ten members’ average tenure at Dodge & Cox is 23 years, and by the Fixed-Income Strategy Committee, whose nine members’ average tenure is 17 years.

Asset Allocation

Stock Portfolio (63.0% of Fund)

Number of Stocks	87
Median Market Capitalization (billions)	$23
Price-to-Earnings Ratio(b)	14.6x
Foreign Stocks(c) (% of Fund)	10.3%

Five Largest Sectors	% of Fund
Consumer Discretionary	14.3
Health Care	11.1
Financials	9.8
Information Technology	9.0
Energy	5.8

Ten Largest Stock Holdings(d)	% of Fund
Hewlett-Packard Co.	2.6
Comcast Corp. Class A	2.4
Pfizer, Inc.	2.1
News Corp. Class A	1.9
Chevron Corp.	1.7
McDonald’s Corp.	1.6
Sony Corp. ADR (Japan)	1.6
Time Warner, Inc.	1.6
Cardinal Health, Inc.	1.6
Union Pacific Corp.	1.5

Fixed-Income Portfolio (32.4% of Fund)

Number of Fixed-Income Securities	312
Average Maturity	6.3 years
Effective Duration	3.9 years
Credit Quality(e)	% of Fund
U.S. Government & Government Agencies	20.9
Aaa	0.0	(f)
Aa	1.0
A	1.6
Baa	4.7
Ba	3.0
B	1.2
Average Quality	Aa

Sector Diversification	% of Fund
U.S. Treasury & Government Related	6.3
Mortgage-Related Securities	14.6
Corporate	11.5

Five Largest Corporate Fixed-Income Issuers(d)	% of Fund
Ford Motor Credit Co.	1.0
Time Warner, Inc. (AOL Time Warner)	0.8
GMAC	0.7
Xerox Corp.	0.7
HCA, Inc.	0.6

(a)	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	The Fund’s price-to-earnings (P/E) ratio is calculated using 12-month forward earnings estimates.
(c)	Foreign stocks are U.S. dollar-denominated.
(d)	The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security.
(e)	Credit quality ratings are from Moody’s Investor Services. If no Moody’s rating is available, the Standard & Poor’s rating is reported. If unrated, the investment manager determines a comparable rating, which is included in the portfolio breakdown. In calculating average quality, the investment manager assigns ratings to U.S. Government and Government Agency securities that are higher than the ratings assigned to securities rated Aaa. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.
(f)	Rounds to 0.0%.

3 / Dodge & Cox Balanced Fund

Portfolio of Investments (unaudited)	September 30, 2006

COMMON STOCKS: 63.0%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 14.3%
AUTOMOBILES & COMPONENTS: 0.4%
Honda Motor Co., Ltd. ADR(b) (Japan)	2,863,300	$96,292,779

CONSUMER DURABLES & APPAREL: 3.8%
Koninklijke Philips Electronics NV (Netherlands)	928,000	32,489,280
Matsushita Electric Industrial Co., Ltd. ADR(b) (Japan)	18,008,200	380,513,266
Nike, Inc., Class B	1,007,000	88,233,340
Sony Corp. ADR(b) (Japan)	10,293,600	415,449,696
Thomson ADR(b) (France)	1,900,000	29,849,000
VF Corp.	614,779	44,848,128

		991,382,710
CONSUMER SERVICES: 1.6%
McDonald’s Corp.	10,869,850	425,228,532

MEDIA: 6.7%
Comcast Corp., Class A(a)	16,681,716	614,721,235
Discovery Holdings Co., Series A(a)	396,378	5,731,626
EchoStar Communications Corp.(a)	2,345,365	76,787,250
Interpublic Group of Companies, Inc.(a)	6,817,000	67,488,300
Liberty Capital, Series A(a)	683,129	57,089,090
News Corp., Class A	25,007,900	491,405,235
Time Warner, Inc.	22,784,600	415,363,258

		1,728,585,994
RETAILING: 1.8%
Federated Department Stores, Inc.	3,448,272	148,999,833
Gap, Inc.	7,002,800	132,703,060
Genuine Parts Co.	2,945,750	127,050,198
Liberty Interactive, Series A(a)	2,697,300	54,970,974
Sherwin-Williams Co.	400	22,312

		463,746,377

		3,705,236,392
CONSUMER STAPLES: 2.4%
FOOD & STAPLES RETAILING: 1.4%
Wal-Mart Stores, Inc.	7,418,300	365,870,556

FOOD, BEVERAGE & TOBACCO: 0.7%
Unilever NV(b) (Netherlands)	6,863,500	168,430,290

HOUSEHOLD & PERSONAL PRODUCTS: 0.3%
Avon Products, Inc.	2,767,700	84,857,682

		619,158,528
ENERGY: 5.8%
Baker Hughes, Inc.	3,202,117	218,384,379
Chevron Corp.	6,786,802	440,191,978
ConocoPhillips	3,366,600	200,413,698
Exxon Mobil Corp.	2,500,000	167,750,000
Occidental Petroleum Corp.	2,925,000	140,721,750
Royal Dutch Shell PLC ADR(b) (United Kingdom)	3,116,127	213,080,764
Schlumberger, Ltd.	2,174,597	134,890,252

		1,515,432,821

	SHARES	VALUE
FINANCIALS: 9.8%
BANKS: 2.5%
Golden West Financial Corp.	3,025,700	$233,735,325
Wachovia Corp.	5,309,500	296,270,100
Wells Fargo & Co.	3,121,900	112,950,342

		642,955,767
DIVERSIFIED FINANCIALS: 2.3%
Capital One Financial Corp.	3,640,800	286,385,328
Citigroup, Inc.	6,480,900	321,906,303

		608,291,631
INSURANCE: 4.5%
Aegon NV(b) (Netherlands)	9,988,470	187,483,582
Chubb Corp.	3,384,224	175,844,279
Genworth Financial, Inc., Class A	2,448,000	85,704,480
Loews Corp.	5,167,500	195,848,250
MBIA, Inc.	805,168	49,469,522
Safeco Corp.	1,410,200	83,103,086
St. Paul Travelers Companies, Inc.	6,652,900	311,954,481
UnumProvident Corp.	3,795,400	73,592,806

		1,163,000,486
REAL ESTATE: 0.5%
Equity Office Properties Trust	3,456,000	137,410,560

		2,551,658,444
HEALTH CARE: 11.1%
HEALTH CARE EQUIPMENT & SERVICES: 4.5%
Becton, Dickinson & Co.	1,317,900	93,135,993
Cardinal Health, Inc.	6,141,400	403,735,636
HCA, Inc.	6,803,800	339,441,582
Health Management Associates, Inc.	3,054,400	63,836,960
WellPoint, Inc.(a)	3,523,000	271,447,150

		1,171,597,321
PHARMACEUTICALS & BIOTECHNOLOGY: 6.6%
Bristol-Myers Squibb Co.	6,050,550	150,779,706
GlaxoSmithKline PLC ADR(b) (United Kingdom)	3,875,400	206,287,542
Pfizer, Inc.	19,436,367	551,215,368
Sanofi-Aventis ADR(b) (France)	8,450,000	375,771,500
Schering-Plough Corp.	5,527,150	122,094,744
Thermo Electron Corp.(a)	3,335,850	131,198,980
Wyeth	3,366,800	171,168,112

		1,708,515,952

		2,880,113,273

Dodge & Cox Balanced Fund / 4

Portfolio of Investments (unaudited)	September 30, 2006

COMMON STOCKS (continued)

	SHARES	VALUE
INDUSTRIALS: 5.6%
CAPITAL GOODS: 2.4%
American Power Conversion Corp.	3,504,720	$76,963,651
General Electric Co.	4,700,000	165,910,000
Masco Corp.	3,151,000	86,400,420
Tyco International, Ltd.	8,065,600	225,756,144
Volvo AB ADR(b) (Sweden)	1,029,700	61,473,090

		616,503,305
COMMERCIAL SERVICES & SUPPLIES: 0.4%
Pitney Bowes, Inc.	2,606,650	115,657,061

TRANSPORTATION: 2.8%
FedEx Corp.	3,225,250	350,520,170
Union Pacific Corp.	4,373,700	384,885,600

		735,405,770

		1,467,566,136
INFORMATION TECHNOLOGY: 9.0%
SOFTWARE & SERVICES: 2.2%
BMC Software, Inc.(a)	3,044,295	82,865,710
Computer Sciences Corp.(a)	3,916,400	192,373,568
Compuware Corp.(a)	6,938,700	54,052,473
Electronic Data Systems Corp.	10,083,700	247,252,324

		576,544,075
TECHNOLOGY, HARDWARE & EQUIPMENT: 6.8%
Avaya, Inc.(a)	9,335,100	106,793,544
Dell, Inc.(a)	8,057,900	184,042,436
Hewlett-Packard Co.	18,450,031	676,931,637
Hitachi, Ltd. ADR(b) (Japan)	1,430,000	83,326,100
Kyocera Corp. ADR(b) (Japan)	16,700	1,428,518
Motorola, Inc.	8,427,700	210,692,500
NCR Corp.(a)	2,231,850	88,113,438
Sun Microsystems, Inc.(a)	28,086,400	139,589,408
Xerox Corp.(a)	18,304,050	284,811,018

		1,775,728,599

		2,352,272,674
MATERIALS: 3.5%
Akzo Nobel NV ADR(b) (Netherlands)	3,527,051	216,878,366
Alcoa, Inc.	2,275,650	63,809,226
Cemex SAB de CV ADR(b) (Mexico)	1,000,700	30,101,056
Dow Chemical Co.	8,520,259	332,119,696
International Paper Co.	2,372,900	82,173,527
Nova Chemicals Corp.(b) (Canada)	1,442,870	44,310,538
Rohm and Haas Co.	2,810,700	133,086,645

		902,479,054
TELECOMMUNICATION SERVICES: 0.6%
Vodafone Group PLC ADR(b) (United Kingdom)	6,825,350	156,027,501

		156,027,501
UTILITIES: 0.9%
Duke Energy Corp.	5,410,800	163,406,160
FirstEnergy Corp.	1,245,100	69,551,286

		232,957,446

TOTAL COMMON STOCKS (Cost $11,496,675,268)		16,382,902,269

FIXED-INCOME SECURITIES: 32.4%

	PAR VALUE	VALUE
U.S. TREASURY AND GOVERNMENT RELATED: 6.3%
U.S. TREASURY: 5.3%
U.S. Treasury Notes
3.50%, 11/15/06	$28,500,000	$28,451,008
2.875%, 11/30/06	113,000,000	112,620,433
3.125%, 1/31/07	400,000,000	397,531,200
3.375%, 2/15/08	200,000,000	196,226,600
3.75%, 5/15/08	350,000,000	344,544,900
3.625%, 7/15/09	307,000,000	299,073,260

		1,378,447,401
GOVERNMENT RELATED: 1.0%
Arkansas Dev. Fin. Auth. GNMA Guaranteed Bonds 9.75%, 11/15/14	4,086,630	4,440,083
Small Business Administration (504)
Series 96-20L, 6.70%, 12/1/16	2,779,830	2,865,378
Series 97-20F, 7.20%, 6/1/17	4,312,867	4,489,562
Series 97-20I, 6.90%, 9/1/17	5,756,773	5,971,836
Series 98-20D, 6.15%, 4/1/18	7,907,868	8,091,602
Series 98-20I, 6.00%, 9/1/18	3,462,514	3,535,463
Series 99-20F, 6.80%, 6/1/19	5,409,310	5,632,038
Series 00-20D, 7.47%, 4/1/20	14,490,306	15,272,557
Series 00-20E, 8.03%, 5/1/20	6,143,042	6,598,618
Series 00-20G, 7.39%, 7/1/20	9,020,457	9,526,138
Series 00-20I, 7.21%, 9/1/20	5,866,617	6,200,788
Series 01-20E, 6.34%, 5/1/21	14,002,640	14,504,485
Series 01-20G, 6.625%, 7/1/21	10,734,390	11,227,179
Series 03-20J, 4.92%, 10/1/23	21,690,842	21,386,517
Series 05-20F, 4.57%, 6/1/25	46,370,013	44,469,028
Series 05-20K, 5.36%, 11/1/25	37,697,559	37,872,547
Series 06-20D, 5.64%, 4/1/26	52,785,000	53,933,607

		256,017,426

		1,634,464,827
MORTGAGE-RELATED SECURITIES: 14.6%
FEDERAL AGENCY CMO & REMIC: 1.5%
Dept. of Veterans Affairs
Trust 1995-1A 1, 7.212%, 2/15/25	1,364,724	1,419,095
Trust 1995-2C 3A, 8.793%, 6/15/25	747,869	808,839
Fannie Mae
Trust 1992-4H, 7.50%, 2/25/07	125,366	125,306
SMBS I-1, 6.50%, 4/1/09	42,273	42,309
Trust 2003-37 HA, 5.00%, 7/25/13	15,040,798	14,987,114
Trust (GN) 1994-13J, 7.00%, 6/17/22	284,187	283,813
Trust 1993-207 G, 6.15%, 4/25/23	3,809,123	3,817,528
Trust 2002-73 PM, 5.00%, 12/25/26	23,689,588	23,540,507
Trust 2002-33 A1, 7.00%, 6/25/32	6,162,920	6,360,979
Trust 2005-W4 1A2, 6.50%, 8/25/35	39,886,590	40,908,728
Trust 2001-T7 A1, 7.50%, 2/25/41	6,050,404	6,278,637
Trust 2001-T8 A1, 7.50%, 7/25/41	6,593,814	6,841,440
Trust 2001-W3 A, 7.00%, 9/25/41	2,528,610	2,594,513
Trust 2002-W6 2A1, 7.00%, 6/25/42	6,266,230	6,455,905
Trust 2002-W8 A2, 7.00%, 6/25/42	6,724,781	6,916,904
Trust 2003-W2 1A1, 6.50%, 7/25/42	13,038,471	13,305,478

5 / Dodge & Cox Balanced Fund

Portfolio of Investments (unaudited)	September 30, 2006

FIXED-INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Fannie Mae (continued)
Trust 2003-W2 1A2, 7.00%, 7/25/42	$5,386,370	$5,514,616
Trust 2003-W4 4A, 7.50%, 10/25/42	7,949,058	8,258,687
Trust 2004-T1 1A2, 6.50%, 1/25/44	11,671,564	11,926,408
Trust 2004-W2 5A, 7.50%, 3/25/44	30,576,896	32,022,578
Freddie Mac
Series 1236 H, 7.25%, 4/15/07	235,184	235,661
Series 1512 I, 6.50%, 5/15/08	1,197,497	1,195,904
Series 1539 PL, 6.50%, 5/15/08	106,241	106,060
Series 2100 GS, 6.50%, 12/15/13	10,043,145	10,280,220
Series 2430 UC, 6.00%, 9/15/16	17,151,568	17,303,718
Series 1078 GZ, 6.50%, 5/15/21	1,324,090	1,342,876
Series (GN) 16 PK, 7.00%, 8/25/23	15,237,268	15,563,702
Series 2550 QP, 5.00%, 3/15/26	11,434,005	11,388,798
Series T-48 1A4, 5.538%, 7/25/33	98,133,419	97,693,290
Series T-051 1A, 6.50%, 9/25/43	635,664	647,343
Series T-59 1A1, 6.50%, 10/25/43	38,441,874	39,054,230

		387,221,186
FEDERAL AGENCY MORTGAGE PASS-THROUGH: 13.1%
Fannie Mae, 10 Year
6.00%, 1/1/12-10/1/14	36,221,286	36,557,377
Fannie Mae, 15 Year
5.50%, 1/1/14-12/1/19	283,872,000	284,983,093
6.00%, 12/1/13-6/1/19	570,787,749	577,758,616
6.50%, 1/1/13-11/1/18	206,578,480	210,950,407
7.00%, 12/1/07-11/1/18	21,791,072	22,393,226
7.50%, 9/1/15-8/1/17	68,460,076	71,004,494
Fannie Mae, 20 Year
6.50%, 1/1/22	10,827,362	11,015,447
Fannie Mae, 30 Year
3.854%, 6/1/34	69,608,645	67,374,829
4.766%, 1/1/35	12,984,227	12,875,116
4.843%, 8/1/35	13,893,706	13,763,465
5.00%, 3/1/34	273,188,193	263,431,999
5.041%, 7/1/35	152,212,473	151,447,608
5.066%, 7/1/35	59,085,681	58,829,643
5.318%, 1/1/36	62,635,071	62,563,063
5.50%, 6/1/33	60,852,040	60,120,527
6.00%, 4/1/35-6/1/35	423,437,347	426,539,492
6.50%, 12/1/32	225,694,215	230,761,942
7.50%, 9/1/07-7/1/19	206,956	208,517
8.00%, 1/1/09	88,889	89,595
Fannie Mae Multifamily DUS
Pool 555728, 4.019%, 8/1/13	424,704	399,548
Pool 555162, 4.834%, 1/1/13	17,690,542	17,399,690
Pool 555316, 4.874%, 2/1/13	5,908,102	5,825,187
Pool 760762, 4.89%, 4/1/12	16,115,000	15,640,097
Pool 735387, 4.925%, 4/1/15	13,972,713	13,749,250
Pool 555148, 4.968%, 1/1/13	4,741,315	4,694,695
Pool 555806, 5.105%, 10/1/13	3,688,751	3,672,486
Pool 461628, 5.32%, 4/1/14	10,599,087	10,637,474
Pool 462086, 5.355%, 11/1/15	28,769,446	28,960,229
Pool 545316, 5.636%, 12/1/11	5,170,633	5,268,996
Pool 323350, 5.65%, 11/1/08	2,010,231	2,012,549

	PAR VALUE	VALUE
Fannie Mae Multifamily DUS (continued)
Pool 545387, 5.878%, 1/1/12	$8,065,417	$8,302,964
Pool 545258, 5.937%, 11/1/11	1,208,522	1,245,045
Pool 380735, 5.965%, 10/1/08	20,268,641	20,381,206
Pool 545685, 6.016%, 4/1/12	30,474,119	31,361,960
Pool 323492, 6.02%, 1/1/09	4,334,524	4,371,001
Freddie Mac, 30 Year
8.00%, 2/1/08-11/1/10	131,514	132,198
8.25%, 2/1/17	11,376	11,387
8.75%, 5/1/10	33,043	33,857
Freddie Mac Gold, 15 Year
5.50%, 8/1/14-1/1/17	37,219,961	37,403,939
6.00%, 10/1/13-10/1/18	179,719,733	181,467,669
6.50%, 7/1/14-3/1/18	79,414,193	81,022,432
7.00%, 5/1/08-4/1/15	2,988,052	3,014,323
7.75%, 7/25/21	1,493,242	1,561,386
Freddie Mac Gold, 30 Year
3.806%, 5/1/34	24,468,153	23,781,511
4.813%, 10/1/35	36,613,759	36,324,620
5.00%, 8/1/33	105,196,330	101,606,505
5.397%, 11/1/35	67,394,368	67,513,702
6.50%, 9/1/18-4/1/33	132,737,479	135,746,950
7.47%, 3/17/23	476,464	492,439
8.50%, 1/1/23	107,235	111,675
Ginnie Mae, 30 Year
7.50%, 1/15/08-10/15/25	5,779,730	5,992,016
7.97%, 4/15/20-1/15/21	2,557,753	2,698,709

		3,415,506,151
PRIVATE LABEL CMO & REMIC SECURITIES: 0.0%(e)
Union Planters Mortgage Finance Corp. 7.70%, 12/25/24	4,771,237	4,921,566

		3,807,648,903
CORPORATE: 11.5%
FINANCIALS: 2.8%
BankAmerica Capital II(c) 8.00%, 12/15/26, callable 2006	17,355,000	18,099,651
BankAmerica Capital VI(c) 5.625%, 3/8/35	10,000,000	9,273,160
BankAmerica Capital XI(c) 6.625%, 5/23/36	15,000,000	15,824,610
Boston Properties, Inc.
6.25%, 1/15/13	49,070,000	50,935,298
5.625%, 4/15/15	29,500,000	29,481,120
5.00%, 6/1/15	2,890,000	2,757,387
CIGNA Corp.
7.00%, 1/15/11	14,705,000	15,518,569
6.375%, 10/15/11	17,820,000	18,444,840
7.65%, 3/1/23	9,745,000	10,881,277
7.875%, 5/15/27	12,970,000	15,197,857
8.30%, 1/15/33	9,050,000	10,787,157
Citicorp Capital I(c) 7.933%, 2/15/27, callable 2007	16,440,000	17,179,208
Citigroup, Inc. (First Nationwide) 10.00%, 10/1/06	4,945,000	4,945,000

Dodge & Cox Balanced Fund / 6

Portfolio of Investments (unaudited)	September 30, 2006

FIXED-INCOME SECURITIES (continued)

	PAR VALUE	VALUE
EOP Operating Limited Partnership(f)
8.10%, 8/1/10	$10,000,000	$10,858,780
7.00%, 7/15/11	40,675,000	43,056,847
6.75%, 2/15/12	19,933,000	20,927,856
5.875%, 1/15/13	41,205,000	41,684,915
4.75%, 3/15/14	15,000,000	14,188,380
HSBC Holdings PLC 6.50%, 5/2/36	23,000,000	24,415,834
JPMorgan Chase (Bank One) Capital III(c) 8.75%, 9/1/30	23,760,000	31,093,833
Kaupthing Bank 7.125%, 5/19/16(d)	65,000,000	68,326,635
Safeco Corp.
4.875%, 2/1/10	15,131,000	14,974,258
7.25%, 9/1/12	13,672,000	14,969,145
St. Paul Travelers Companies, Inc.
8.125%, 4/15/10 (St. Paul)	19,885,000	21,657,092
5.00%, 3/15/13 (Travelers)	10,250,000	10,010,980
5.50%, 12/1/15	9,160,000	9,041,451
6.25%, 6/20/16	22,000,000	22,939,290
UnumProvident Corp.
7.625%, 3/1/11	15,330,000	16,355,025
6.85%, 11/15/15(d) (Unum Finance plc)	10,200,000	10,467,719
7.19%, 2/1/28 (Unum)	8,500,000	8,119,829
7.25%, 3/15/28 (Provident Companies)	12,130,000	12,414,497
6.75%, 12/15/28 (Unum)	27,430,000	26,551,444
7.375%, 6/15/32	19,470,000	20,246,444
Wellpoint, Inc. 5.25%, 1/15/16	72,210,000	70,751,214

		732,376,602
INDUSTRIALS: 7.7%
AT&T Corp.
7.30%, 11/15/11	27,972,000	30,318,375
8.00%, 11/15/31	97,500,000	119,169,862
Comcast Corp.
5.30%, 1/15/14	63,050,000	61,401,116
5.85%, 11/15/15	26,500,000	26,492,474
5.90%, 3/15/16	22,880,000	22,890,548
6.50%, 1/15/17	27,500,000	28,705,627
Cox Communications, Inc.
5.45%, 12/15/14	75,530,000	72,958,430
5.50%, 10/1/15	15,265,000	14,709,629
Dillard’s, Inc.
6.30%, 2/15/08	6,000,000	6,000,000
7.85%, 10/1/12	14,000,000	14,455,000
7.13%, 8/1/18	10,831,000	10,614,380
7.875%, 1/1/23	8,860,000	8,727,100
7.75%, 7/15/26	50,000	48,125
7.75%, 5/15/27	550,000	530,750
7.00%, 12/1/28	15,486,000	14,150,333
Dow Chemical Co.
4.027%, 9/30/09(d)	33,950,000	32,680,100
6.00%, 10/1/12	5,800,000	5,996,997
7.375%, 11/1/29	35,170,000	41,069,381
Electronic Data Systems Corp. 6.50%, 8/1/13	44,885,000	45,532,511

	PAR VALUE	VALUE
Federated Department Stores, Inc. (May Department Stores)
7.625%, 8/15/13	$5,900,000	$6,443,974
7.45%, 10/15/16	9,300,000	10,078,875
8.50%, 6/1/19	3,339,000	3,934,177
7.875%, 3/1/30	14,335,000	16,199,310
6.90%, 1/15/32	54,484,000	55,795,375
6.70%, 7/15/34	13,025,000	12,958,182
8.125%, 8/15/35, callable 2015	12,825,000	13,859,311
7.875%, 8/15/36, callable 2016	10,440,000	11,153,250
Ford Motor Credit Co.
7.375%, 2/1/11	124,555,000	119,551,377
7.25%, 10/25/11	137,315,000	129,498,481
GMAC
7.75%, 1/19/10	13,145,000	13,468,945
6.875%, 9/15/11	173,670,000	172,749,896
HCA, Inc.
8.75%, 9/1/10	27,750,000	28,027,500
7.875%, 2/1/11	23,798,000	22,756,838
6.95%, 5/1/12	14,090,000	12,346,363
6.30%, 10/1/12	11,400,000	9,647,250
6.25%, 2/15/13	47,740,000	39,862,900
6.75%, 7/15/13	27,400,000	23,187,250
5.75%, 3/15/14	20,420,000	16,029,700
6.50%, 2/15/16	22,000,000	17,600,000
Hess Corp. (Amerada Hess) 7.875%, 10/1/29	26,780,000	31,646,756
Hewlett-Packard Co. 5.50%, 7/1/07	21,210,000	21,229,492
Lafarge SA 6.50%, 7/15/16	27,590,000	28,507,643
Liberty Media Corp.
8.50%, 7/15/29	32,630,000	33,165,099
4.00%, 11/15/29, exchangeable	18,975,000	12,594,656
8.25%, 2/1/30	4,440,000	4,431,861
3.75%, 2/15/30, exchangeable	35,755,000	22,257,488
Lockheed Martin Corp.
7.65%, 5/1/16	18,500,000	21,489,841
7.75%, 5/1/26	8,500,000	10,423,984
6.15%, 9/1/36(d)	7,000,000	7,335,279
Raytheon Co. 6.75%, 8/15/07	20,476,000	20,697,673
Time Warner, Inc. (AOL Time Warner)
7.625%, 4/15/31	101,940,000	112,610,060
7.70%, 5/1/32	79,490,000	88,769,504
Wyeth
6.95%, 3/15/11 (American Home Products)	7,950,000	8,453,664
5.50%, 3/15/13	24,500,000	24,612,871
5.50%, 2/1/14	70,724,000	70,857,951
Xerox Corp.
7.125%, 6/15/10	18,425,000	19,162,000
6.875%, 8/15/11	135,655,000	139,724,650
6.40%, 3/15/16	10,000,000	9,950,000
7.20%, 4/1/16	10,100,000	10,605,000

		1,990,125,164

7 / Dodge & Cox Balanced Fund

Portfolio of Investments (unaudited)	September 30, 2006

FIXED-INCOME SECURITIES (continued)

	PAR VALUE	VALUE
TRANSPORTATION: 1.0%
Burlington Northern Santa Fe Railway
4.30%, 7/1/13	$7,320,000	$6,884,233
8.251%, 1/15/21	1,413,117	1,660,497
4.967%, 4/1/23	14,736,700	14,436,468
5.72%, 1/15/24	27,550,000	28,219,465
5.629%, 4/1/24	31,540,000	32,225,676
5.342%, 4/1/24	20,600,000	20,611,124
Consolidated Rail Corp. 6.76%, 5/25/15, callable 2005	3,911,184	4,124,539
CSX Transportation, Inc. 9.75%, 6/15/20	5,351,000	7,216,626
FedEx Corp. 6.72%, 1/15/22	5,545,032	5,964,791
Norfolk Southern Corp.
7.70%, 5/15/17	13,000,000	15,188,173
9.75%, 6/15/20	7,389,000	10,049,587
Union Pacific Corp.
6.125%, 1/15/12	15,720,000	16,277,635
6.50%, 4/15/12	3,550,000	3,749,148
5.375%, 5/1/14	2,935,000	2,928,238
4.875%, 1/15/15	8,320,000	8,020,754
6.33%, 1/2/20	36,315,663	38,108,567
5.866%, 7/2/30	36,924,000	38,795,194

		254,460,715

		2,976,962,481

TOTAL FIXED-INCOME SECURITIES (Cost $8,411,796,658)		8,419,076,211

SHORT-TERM INVESTMENTS: 4.3%

	PAR VALUE	VALUE
SSgA Prime Money Market Fund	$25,806,935	$25,806,935
State Street Repurchase Agreement 4.75%, 10/2/06, maturity value $946,856,649 (collateralized by U.S. Treasury Securities, value $965,420,585, 4.875%-8.75%, 5/31/11-8/15/20)	946,482,000	946,482,000
United States Treasury Bills
12/28/06	75,000,000	74,131,000
3/29/07	75,000,000	73,204,406

TOTAL SHORT-TERM INVESTMENTS (Cost $1,119,624,341)		1,119,624,341

TOTAL INVESTMENTS (Cost $21,028,096,267)	99.7%	25,921,602,821
OTHER ASSETS LESS LIABILITIES	0.3%	63,235,856

TOTAL NET ASSETS	100.0%	$25,984,838,677

(a)	Non-income producing
(b)	Security issued by a foreign entity, denominated in U.S. dollars
(c)	Cumulative preferred security
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2006, all such securities in total represented $118,809,733 or 0.5% of total net assets.
(e)	Rounds to 0.0%
(f)	EOP Operating LP is the operating partnership of Equity Office Properties Trust.

When two issuers are identified, the first name refers to the acquirer/successor obligor or guarantor, and the second name (within the parentheses) refers to the original issuer of the instrument.

ADR: American Depository Receipt

CMO: Collateralized Mortgage Obligation

REMIC: Real Estate Mortgage Investment Conduit

Dodge & Cox Balanced Fund / 8

Notes to Portfolio of Investments (unaudited)

Security valuation. The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Stocks are valued at the official quoted close price or the last sale of the day at the close of the NYSE or, if not available, at the mean between the exchange-listed bid and ask prices for the day. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Fixed-income securities with original maturities of one year or more are priced on the basis of valuations furnished by pricing services which utilize both dealer-supplied valuations and electronic data processing techniques. Under certain circumstances, fixed-income securities that are not valued by pricing services are temporarily valued by the investment manager utilizing both dealer-supplied valuations and electronic data processing techniques. Valuations of fixed-income securities take into account appropriate factors such as institutional-size trading markets in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter listed prices. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Security transactions. Security transactions are recorded on the trade date.

Income tax matters. At September 30, 2006, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes. Net unrealized appreciation aggregated $4,893,506,554, of which $5,034,325,959 represented appreciated securities and $140,819,405 represented depreciated securities.

Other. For more information regarding the Fund and its holdings, please see the Fund’s most recent prospectus and semi-annual report.

9 / Dodge & Cox Balanced Fund

THIS PAGE INTENTIONALLY LEFT BLANK

Dodge & Cox Balanced Fund / 10

Officers and Trustees

Harry R. Hagey, Chairman & Trustee

Chairman, Dodge & Cox

John A. Gunn, President & Trustee

Chief Executive Officer, Dodge & Cox

Kenneth E. Olivier, Vice President & Trustee

President, Dodge & Cox

Dana M. Emery, Vice President & Trustee

Executive Vice President, Dodge & Cox

William F. Ausfahl, Trustee

Former Chief Financial Officer and member of Board of Directors, The Clorox Company

L. Dale Crandall, Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

John B. Taylor, Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institute and former Under Secretary for International Affairs, United States Treasury

Will C. Wood, Trustee

Principal, Kentwood Associates, Financial Advisers

Katherine Herrick Drake, Vice President

Vice President, Dodge & Cox

Diana S. Strandberg, Vice President

Vice President, Dodge & Cox

John M. Loll, Treasurer & Asst. Secretary

Vice President & Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary & Asst. Treasurer

Chief Operating Officer, Secretary & General Counsel, Dodge & Cox

Marcia P. Venegas, Chief Compliance Officer

Chief Compliance Officer, Dodge & Cox

David H. Longhurst, Assistant Treasurer

Fund Administration and Accounting Senior Manager, Dodge & Cox

Income Fund

Established 1989

Third Quarter Report

September 30, 2006

2006

Income Fund

www.dodgeandcox.com

For Fund literature, transactions and account

information, please visit the Funds’ web site.

or write or call:

Dodge & Cox Funds

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

Investment Manager

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of September 30, 2006, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

09/06 IF QR       Printed on recycled paper

To Our Shareholders

The Dodge & Cox Income Fund had a total return of 3.4% for the third quarter of 2006, compared to 3.8% for the Lehman Brothers Aggregate Bond Index (LBAG). For the nine months ended September 30, 2006, the Fund returned 3.5% compared to 3.1% for the LBAG. At quarter end, the Fund’s net assets were $11.0 billion with a cash position of 1.9%.

Market Commentary

The U.S. bond market (measured by the LBAG) posted the highest quarterly return since the third quarter of 2002. For example, the price of the 10-year U.S. Treasury rose 3.8% as its yield fell 51 basis points. Bond prices rose largely in response to slowing U.S. economic activity and a pause in the Federal Reserve’s tightening of monetary policy. The cooling housing market has captured much attention, as the median home sale price declined in August by 1.7% from a year earlier (the first year-over-year price decline in over ten years). However, market activity in general remains well above levels seen before the 2003-2005 boom period. Despite the softer housing market, other economic indicators remain positive, evidenced by a solid labor market (as the unemployment rate fell to 4.7% in August), continued expansion of the manufacturing and service sectors, and moderate retail sales growth.

The Federal Reserve’s Federal Open Market Committee (FOMC) met twice during the quarter and left the Fed Funds rate unchanged at 5.25%. Previously, the FOMC had raised rates 17 consecutive times by 0.25% each time. Over time, the FOMC believes that “inflation pressures are likely to moderate” due in part to receding energy prices and the cumulative effect of previous Fed Funds rate increases; however, they remain concerned about core inflation in the near term. Headline inflation (as measured by year-over-year CPI) rose 3.8% (through August), compared to 3.6% a year earlier and core (ex-food and energy) CPI rose 2.8% versus 2.1% a year ago.

Corporate bonds (measured by the Lehman Corporate Index) generated a 4.5% return, their best quarterly return in over three years, as corporate profits and cash flow persisted in the face of increasing cost pressures, and balance sheets and cash positions were generally strong. The slightly shorter-duration1 Mortgage-Backed Securities (MBS) sector, measured by the Lehman MBS Index, returned 3.6% but still performed well compared to similar-duration alternatives.

Third Quarter Performance Review

The primary cause of the Fund’s relative underperformance was the Fund’s shorter duration position (approximately 85% of the LBAG’s duration at the beginning of the quarter), which resulted in lower price gains for the Fund from the general decline in interest rates.

On the other hand, issuer-specific corporate performance was generally a positive contributor to relative performance; the Fund’s holdings of Ford Motor Credit (FMCC), General Motors Acceptance Corp. (GMAC), Liberty Media, UnumProvident and Xerox performed well. This benefit was offset somewhat by the Fund’s HCA holdings, which declined significantly in price after the company announced it had agreed to be acquired by a private equity consortium in a leveraged buyout (LBO) transaction. In addition, the Fund’s overweighting of the Corporate and MBS sectors added to relative returns as both sectors outperformed comparable-duration Treasuries. Nevertheless, these positives were outweighed by the significant negative effect of the Fund’s duration positioning.

Investment Strategy

During the quarter we added one new corporate issuer to the Fund—Lafarge SA, a global building materials manufacturer based in France—and we adjusted several issuers’ target weightings. The Fund’s Corporate weighting was 33.4% at quarter end (representing a 0.5% increase), versus 19.4% for the LBAG. Within the Mortgage sector, we added seasoned 30-year pass-throughs and “hybrid ARM” (adjustable rate mortgage) securities. The Fund’s Mortgage weighting was 44.0% at quarter end, roughly unchanged from last quarter but significantly higher than the LBAG’s MBS weighting of 34.9%.

We invest the Fund’s assets with a three-to-five year investment horizon and seek a high and stable rate of current income, consistent with the long-term preservation of capital. We continually focus on this long-term horizon by asking ourselves whether current positioning is appropriate given changes in valuations and/or fundamental conditions in the economy, markets, or specific companies. The recent decline in interest rates, which adversely affected the Fund’s relative performance, makes this topic a particularly timely one.

1 / Dodge & Cox Income Fund

As the recent moderation of economic growth in the U.S., “spillover” concerns from a weakened housing market, and lower oil prices drove interest rates approximately 0.5% lower during the quarter, we considered the investment implications of these changes. As we look forward, we believe economic growth is likely to remain reasonably strong over the intermediate term. Many factors support this expectation, including: the state of the U.S. corporate sector (high profitability and record cash balances), prospects for higher external demand, gains in personal income (up over 9% year-over-year), and ongoing job creation. In our view, these factors will outweigh the drag from a slowing residential housing market. We believe that core inflation remains a concern, given the recent acceleration in wage and labor costs (notably muted in this recovery until now), large trade and current account deficits (which put pressure on the U.S. dollar and import prices), the lagged “pass-through” effects on non-energy goods from still-elevated oil prices, and a moderate economic slowdown that is unlikely to create significant excess capacity.

Given this economic backdrop, and the existing low level of nominal and real long-term interest rates, we expect long-dated interest rates to rise. Furthermore, today’s flat yield curve provides little yield incentive for owning these longer-duration bonds. In light of these factors, we continue to hold a relatively high proportion of short and intermediate bonds, maintaining the Fund’s defensive duration positioning (3.9 years versus 4.6 years for the LBAG as of quarter end).

In Closing

Thank you for your confidence in the Dodge & Cox Income Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

Harry R. Hagey, Chairman	Dana M. Emery, Vice President

October 30, 2006

Growth of $10,000 Over 10 Years

For an investment made on September 30, 1996

Average Annual Total Return

for periods ended September 30, 2006

	1 Year	5 Years	10 Years
Dodge & Cox Income Fund	4.08%	5.25%	6.68%
Lehman Brothers Aggregate Bond Index (LBAG)	3.67	4.81	6.42

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 1-800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment-grade fixed-income securities. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses.

Lehman Brothers® is a trademark of Lehman Brothers, Inc.

[1]	Duration is a measure of a bond’s price sensitivity to changes in interest rates.

Dodge & Cox Income Fund / 2

Fund Information	September 30, 2006

General Information

Net Asset Value Per Share	$12.51
Total Net Assets (billions)	$11.0
30-Day SEC Yield(a)	5.23%
Expense Ratio (annualized, as of June 30, 2006)	0.44%
2005 Portfolio Turnover Rate	24%
Fund Inception	1989

Investment Manager: Dodge & Cox, San Francisco. Managed by the Fixed-Income Strategy Committee, whose nine members’ average tenure at Dodge & Cox is 17 years, and by the Investment Policy Committee, whose 13 members’ (for fixed-income decisions) average tenure at Dodge & Cox is 22 years.

Portfolio Characteristics	Fund	LBAG
Number of Fixed-Income Securities	382	6,938
Average Maturity (years)	6.2	7.1
Effective Duration (years)	3.9	4.6

Five Largest Corporate Issuers(c)	Fund
Ford Motor Credit Co.	3.0%
Time Warner, Inc. (AOL Time Warner)	2.2
GMAC	2.1
Xerox Corp.	1.9
HCA, Inc.	1.7

Credit Quality(d)	Fund	LBAG
U.S. Government & Government Agencies	64.5%	71.0%
Aaa	0.5	7.8
Aa	2.8	5.3
A	4.7	8.3
Baa	13.5	7.6
Ba	8.3	0.0
B	3.8	0.0
Cash Equivalents	1.9	0.0

Average Quality	Aa	AA+

Asset Allocation

Sector Diversification	Fund	LBAG
U.S. Treasury & Government Related	20.7%	36.1%
Mortgage-Related Securities	44.0	34.9
Asset-Backed Securities/CMBS(b)	0.0	5.9
Corporate	33.4	19.4
Foreign Government Related	0.0	3.7
Cash Equivalents	1.9	0.0

Maturity Diversification	Fund	LBAG
0-1 Years to Maturity	7.3%	0.0%
1-5	53.8	42.9
5-10	26.9	45.1
10-15	1.7	3.2
15-20	1.2	2.4
20-25	5.3	3.4
25 and Over	3.8	3.0

(a)	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	CMBS refers to commercial mortgage-backed securities, which are a component of the LBAG but not currently held by the Fund.
(c)	The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security.
(d)	The Fund’s credit quality ratings are from Moody’s Investor Services. If no Moody’s rating is available, the Standard & Poor’s rating is reported. If unrated, the investment manager determines a comparable rating, which is included in the portfolio breakdown. The LBAG’s credit quality ratings are from Lehman Brothers and reference Moody’s, Standard & Poor’s and Fitch ratings. In calculating average quality for the Fund, the investment manager assigns ratings to U.S. Government and Government Agency securities that are higher than the ratings assigned to securities rated Aaa. Lehman Brothers’ methodology assigns the same ratings to these three categories of securities. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.

3 / Dodge & Cox Income Fund

Portfolio of Investments (unaudited)	September 30, 2006

FIXED-INCOME SECURITIES: 98.1%

	PAR VALUE	VALUE
U.S. TREASURY AND GOVERNMENT RELATED: 20.7%
U.S. TREASURY: 18.0%
U.S. Treasury Notes
3.125%, 1/31/07	$300,000,000	$298,148,400
6.625%, 5/15/07	240,000,000	242,334,480
3.00%, 11/15/07	475,000,000	465,351,800
3.125%, 10/15/08	125,000,000	121,250,000
3.25%, 1/15/09	400,000,000	387,937,600
3.625%, 7/15/09	335,000,000	326,350,300
3.375%, 9/15/09	150,000,000	144,925,800

		1,986,298,380
GOVERNMENT RELATED: 2.7%
Small Business Administration (504)
Series 91-20K, 8.25%, 11/1/11	562,760	586,088
Series 92-20B, 8.10%, 2/1/12	324,950	338,855
Series 92-20C, 8.20%, 3/1/12	941,879	984,427
Series 92-20D, 8.20%, 4/1/12	626,670	654,109
Series 92-20G, 7.60%, 7/1/12	1,081,193	1,122,631
Series 92-20H, 7.40%, 8/1/12	814,842	844,367
Series 92-20I, 7.05%, 9/1/12	962,256	992,800
Series 92-20J, 7.00%, 10/1/12	1,591,568	1,638,630
Series 92-20K, 7.55%, 11/1/12	1,480,802	1,537,444
Series 92-20L, 7.45%, 12/1/12	820,288	851,079
Series 93-20B, 7.00%, 2/1/13	999,776	1,031,802
Series 93-20C, 6.50%, 3/1/13	3,252,039	3,331,797
Series 93-20D, 6.75%, 4/1/13	1,309,002	1,344,428
Series 93-20E, 6.55%, 5/1/13	4,305,837	4,411,215
Series 93-20F, 6.65%, 6/1/13	1,472,696	1,511,741
Series 93-20L, 6.30%, 12/1/13	2,509,990	2,563,635
Series 94-20A, 6.50%, 1/1/14	2,610,553	2,675,887
Series 94-20D, 7.70%, 4/1/14	932,606	965,131
Series 94-20E, 7.75%, 5/1/14	2,501,538	2,611,234
Series 94-20F, 7.60%, 6/1/14	1,592,601	1,660,048
Series 94-20G, 8.00%, 7/1/14	1,033,767	1,084,629
Series 94-20H, 7.95%, 8/1/14	980,332	1,028,621
Series 94-20I, 7.85%, 9/1/14	1,238,197	1,298,238
Series 94-20K, 8.65%, 11/1/14	1,077,334	1,138,470
Series 94-20L, 8.40%, 12/1/14	1,019,753	1,075,240
Series 95-20A, 8.50%, 1/1/15	352,323	372,353
Series 95-20C, 8.10%, 3/1/15	811,034	853,821
Series 97-20E, 7.30%, 5/1/17	1,835,509	1,912,638
Series 97-20J, 6.55%, 10/1/17	2,494,759	2,569,459
Series 98-20C, 6.35%, 3/1/18	9,337,658	9,597,003
Series 98-20H, 6.15%, 8/1/18	3,300,259	3,380,276
Series 98-20L, 5.80%, 12/1/18	2,017,806	2,051,403
Series 99-20C, 6.30%, 3/1/19	2,266,447	2,332,798
Series 99-20G, 7.00%, 7/1/19	5,412,029	5,662,333
Series 99-20I, 7.30%, 9/1/19	1,713,591	1,806,786
Series 01-20G, 6.625%, 7/1/21	12,646,548	13,227,119
Series 01-20L, 5.78%, 12/1/21	30,610,009	31,236,890
Series 02-20L, 5.10%, 12/1/22	7,429,538	7,401,299
Series 04-20L, 4.87%, 12/1/24	8,473,371	8,297,101

	PAR VALUE	VALUE
Small Business Administration (504) (continued)
Series 05-20B, 4.625%, 2/1/25	$10,872,449	$10,476,954
Series 05-20C, 4.95%, 3/1/25	7,421,198	7,331,847
Series 05-20E, 4.84%, 5/1/25	22,174,634	21,643,083
Series 05-20G, 4.75%, 7/1/25	18,953,101	18,375,973
Series 05-20I, 4.76%, 9/1/25	22,372,144	21,681,973
Series 06-20A, 5.21%, 1/1/26	21,969,697	21,880,276
Series 06-20B, 5.35%, 2/1/26	6,325,406	6,348,403
Series 06-20C, 5.57%, 3/1/26	32,698,327	33,191,097
Series 06-20G, 6.07%, 7/1/26	23,890,000	24,874,853

		293,788,284

		2,280,086,664
MORTGAGE-RELATED SECURITIES: 44.0%
FEDERAL AGENCY CMO & REMIC: 3.8%
Dept. of Veterans Affairs
Trust 1995-2D 4A, 9.293%, 5/15/25	486,464	516,033
Trust 1997-2Z, 7.50%, 6/15/27	39,123,319	40,960,300
Trust 1998-1 1A, 8.183%, 10/15/27	1,277,053	1,344,749
Fannie Mae
Trust 1994-72 J, 6.00%, 6/25/23	9,000,000	9,026,927
Trust 1998-58 PX, 6.50%, 9/25/28	3,543,701	3,657,691
Trust 1998-58 PC, 6.50%, 10/25/28	19,550,440	20,173,278
Trust 2002-33 A1, 7.00%, 6/25/32	7,002,355	7,227,391
Trust 2001-T4 A1, 7.50%, 7/25/41	5,944,648	6,174,043
Trust 2001-T10 A1, 7.00%, 12/25/41	9,498,897	9,777,240
Trust 2002-90 A1, 6.50%, 6/25/42	12,872,584	13,082,826
Trust 2002-W6 2A1, 7.00%, 6/25/42	11,185,721	11,524,307
Trust 2002-W8 A2, 7.00%, 6/25/42	5,407,807	5,562,304
Trust 2003-W2 1A2, 7.00%, 7/25/42	34,819,204	35,648,225
Trust 2003-W4 3A, 7.00%, 10/25/42	10,089,456	10,393,242
Trust 2003-07 A1, 6.50%, 12/25/42	14,236,637	14,527,536
Trust 2003-W1 1A1, 6.50%, 12/25/42	21,192,662	21,591,660
Trust 2003-W1 2A, 7.50%, 12/25/42	9,590,292	9,988,965
Trust 2004-W2 5A, 7.50%, 3/25/44	48,346,645	50,632,484
Trust 2004-W8 3A, 7.50%, 6/25/44	27,013,162	28,271,726
Trust 2005-W1 1A3, 7.00%, 10/25/44	23,881,090	24,739,556
Trust 2001-79 BA, 7.00%, 3/25/45	3,114,158	3,213,623
Trust 2006-W1 1A1, 6.50%, 12/25/45	3,332,745	3,414,301
Trust 2006-W1 1A2, 7.00%, 12/25/45	21,822,631	22,666,403
Trust 2006-W1 1A3, 7.50%, 12/25/45	345,488	363,660
Trust 2006-W1 1A4, 8.00%, 12/25/45	26,109,337	27,794,512
Freddie Mac
Series 1565 G, 6.00%, 8/15/08	1,808,054	1,809,378
Series 1601 PJ, 6.00%, 10/15/08	8,612,446	8,619,626
Series (GN) 37 I, 6.00%, 6/17/22	960,992	959,630
Series 2439 LG, 6.00%, 9/15/30	12,442,984	12,509,859
Series T-48 1A, 7.102%, 7/25/33	9,637,095	9,971,794
Ginnie Mae 7.25%, 7/16/28	4,050,845	4,123,833

		420,267,102

Dodge & Cox Income Fund / 4

Portfolio of Investments (unaudited)	September 30, 2006

FIXED-INCOME SECURITIES (continued)

	PAR VALUE	VALUE
FEDERAL AGENCY MORTGAGE PASS-THROUGH: 40.0%
Fannie Mae, 10 Year
5.88%, 9/1/12	$25,465,179	$26,313,444
Fannie Mae, 15 Year
5.50%, 9/1/14-12/1/18	339,083,140	340,079,116
6.00%, 4/1/13-12/1/20	764,324,384	775,753,224
6.50%, 11/1/12-11/1/18	227,981,495	233,040,562
7.00%, 7/1/08-12/1/11	2,181,134	2,213,866
7.50%, 11/1/14-8/1/17	24,037,740	24,926,261
8.00%, 8/1/10	29,414	29,527
Fannie Mae, 20 Year
6.50%, 4/1/19-10/1/24	75,330,962	77,316,879
Fannie Mae, 30 Year
4.211%, 9/1/34	23,202,937	22,605,092
4.50%, 8/1/33-11/1/33	134,347,244	126,040,164
4.504%, 1/1/35	73,428,281	72,253,970
4.603%, 10/1/34	27,435,374	27,072,007
4.679%, 1/1/36	47,223,738	46,731,557
4.713%, 8/1/34	6,141,955	6,078,136
4.793%, 1/1/36	41,929,309	41,523,204
4.838%, 8/1/35	58,288,653	57,741,552
4.893%, 12/1/35	23,809,885	23,547,972
5.00%, 3/1/34	212,680,397	205,085,078
5.005%, 9/1/35	27,279,671	27,091,934
5.043%, 7/1/35	147,739,420	147,006,938
5.055%, 4/1/35	34,177,707	33,986,985
5.50%, 5/1/34	214,613,028	212,033,126
6.00%, 3/1/33-7/1/35	830,254,803	836,246,978
6.50%, 12/1/32-1/1/34	214,909,237	219,734,799
7.00%, 4/1/32	4,540,743	4,678,208
7.50%, 9/1/07	79,154	79,225
8.00%, 1/1/12-8/1/22	230,125	235,347
Fannie Mae Multifamily DUS
Pool 760744, 4.75%, 3/1/15	13,590,000	13,191,300
Pool 555162, 4.834%, 1/1/13	17,311,459	17,026,840
Pool 555191, 4.843%, 2/1/13	19,503,250	19,187,828
Pool 555172, 5.578%, 12/1/12	3,654,401	3,722,856
Pool 545685, 6.016%, 4/1/12	29,029,273	29,875,019
Pool 545547, 6.047%, 3/1/12	16,147,172	16,706,608
Pool 545708, 6.055%, 5/1/12	2,555,373	2,645,212
Pool 545209, 6.126%, 10/1/11	29,040,241	30,061,299
Pool 545059, 6.224%, 5/1/11	22,816,170	23,641,219
Pool 323822, 6.512%, 7/1/09	5,758,240	5,893,850
Pool 160329, 7.15%, 10/1/15	1,043,040	1,123,042
Freddie Mac, 30 Year
7.50%, 10/1/08	3,290	3,293
8.00%, 1/1/08-8/1/09	10,637	10,646
Freddie Mac Gold, 15 Year
4.164%, 3/1/35	12,889,885	12,456,815
5.50%, 11/1/13-10/1/20	185,667,622	185,981,186
6.00%, 4/1/13-2/1/19	155,781,846	157,905,683
6.50%, 2/1/11-9/1/18	86,373,655	88,183,569
7.00%, 11/1/08-3/1/12	2,001,495	2,031,766
Freddie Mac Gold, 20 Year
6.50%, 7/1/21-4/1/22	5,463,118	5,608,049

	PAR VALUE	VALUE
Freddie Mac Gold, 30 Year
4.317%, 8/1/34	$16,505,866	$16,109,232
4.411%, 9/1/35	36,149,872	35,442,770
4.694%, 8/1/35	19,426,558	19,017,895
4.892%, 1/1/36	25,861,552	25,606,722
6.50%, 5/1/17 - 12/1/32	50,490,090	51,622,096
7.00%, 4/1/31	26,468,848	27,318,697
7.90%, 2/17/21	3,128,165	3,279,882
Ginnie Mae, 15 Year
7.00%, 4/15/09	618,776	624,553
Ginnie Mae, 30 Year
7.00%, 5/15/28	2,474,510	2,555,199
7.50%, 9/15/17 - 5/15/25	8,367,190	8,692,555
7.80%, 6/15/20 - 1/15/21	2,174,033	2,232,910

		4,397,203,742
PRIVATE LABEL CMO & REMIC SECURITIES: 0.2%
GSMPS Mortgage Loan Trust, Series 2004-4 1A4 8.50%, 6/25/34(b)	16,108,604	17,030,142

		4,834,500,986
CORPORATE: 33.4%
FINANCIALS: 8.1%
BankAmerica Capital II(a) 8.00%, 12/15/26, callable 2006	14,550,000	15,174,297
BankAmerica Capital VI(a) 5.625%, 3/8/35	21,450,000	19,890,928
BankAmerica Capital XI(a) 6.625%, 5/23/36	10,015,000	10,565,565
Boston Properties, Inc.
6.25%, 1/15/13	50,211,000	52,119,671
5.625%, 4/15/15	34,360,000	34,338,010
5.00%, 6/1/15	15,309,000	14,606,516
CIGNA Corp.
7.00%, 1/15/11	13,565,000	14,315,497
6.375%, 10/15/11	28,755,000	29,763,265
7.65%, 3/1/23	3,547,000	3,960,584
7.875%, 5/15/27	27,615,000	32,358,429
8.30%, 1/15/33	7,375,000	8,790,639
Citicorp Capital I(a) 7.933%, 2/15/27, callable 2007	12,000,000	12,539,568
Citicorp Capital II(a) 8.015%, 2/15/27, callable 2007	10,300,000	10,770,143
Citigroup, Inc. (First Nationwide) 10.00%, 10/1/06	4,065,000	4,065,000
EOP Operating Limited Partnership(c)
7.00%, 7/15/11	40,350,000	42,712,815
5.875%, 1/15/13	38,000,000	38,442,586
4.75%, 3/15/14	83,690,000	79,161,701
HSBC Holdings PLC 6.50%, 5/2/36	27,625,000	29,325,540
JPMorgan Chase (Bank One) Capital III(a) 8.75%, 9/1/30	19,330,000	25,296,456
JPMorgan Chase Capital XVII(a) 5.85%, 8/1/35	12,660,000	12,057,219
Kaupthing Bank 7.125%, 5/19/16(b)	76,250,000	80,152,399
Safeco Corp.
4.875%, 2/1/10	15,150,000	14,993,061
7.25%, 9/1/12	18,022,000	19,731,855

5 / Dodge & Cox Inc Income Fund

Portfolio of Investments (unaudited)	September 30, 2006

FIXED-INCOME SECURITIES (continued)

	PAR VALUE	VALUE
St. Paul Travelers Companies, Inc.
8.125%, 4/15/10 (St. Paul)	$21,575,000	$23,497,699
5.00%, 3/15/13 (Travelers)	16,295,000	15,915,017
5.50%, 12/1/15	11,220,000	11,074,791
6.25%, 6/20/16	26,000,000	27,110,070
UnumProvident Corp.
7.625%, 3/1/11	20,786,000	22,175,835
6.85%, 11/15/15(b) (Unum Finance Plc)	11,700,000	12,007,090
7.19%, 2/1/28 (Unum)	11,640,000	11,119,389
7.25%, 3/15/28 (Provident Companies)	23,905,000	24,465,668
6.75%, 12/15/28 (Unum)	13,005,000	12,588,463
7.375%, 6/15/32	29,670,000	30,853,210
Wellpoint, Inc.
6.375%, 1/15/12	7,662,000	7,977,621
5.00%, 12/15/14	15,610,000	15,089,266
5.25%, 1/15/16	75,610,000	74,082,527

		893,088,390
INDUSTRIALS: 22.4%
AT&T Corp.
7.30%, 11/15/11	37,729,000	40,893,822
8.00%, 11/15/31	113,850,000	139,153,732
Comcast Corp.
5.30%, 1/15/14	74,765,000	72,809,746
5.85%, 11/15/15	24,860,000	24,852,940
5.90%, 3/15/16	33,775,000	33,790,570
6.50%, 1/15/17	35,795,000	37,364,289
Cox Communications, Inc.
5.45%, 12/15/14	104,870,000	101,299,491
Dillard’s, Inc.
6.625%, 11/15/08	4,985,000	4,991,231
7.13%, 8/1/18	24,015,000	23,534,700
7.75%, 7/15/26	21,666,000	20,853,525
7.75%, 5/15/27	12,803,000	12,354,895
7.00%, 12/1/28	28,825,000	26,338,844
Dow Chemical Co.
4.027%, 9/30/09(b)	54,087,000	52,063,876
6.00%, 10/1/12	9,875,000	10,210,404
7.375%, 11/1/29	29,514,000	34,464,649
Electronic Data Systems Corp. 6.50%, 8/1/13	51,345,000	52,085,703
Federated Department Stores, Inc. (May Department Stores)
7.625%, 8/15/13	7,155,000	7,814,684
7.60%, 6/1/25	13,500,000	14,903,797
6.70%, 9/15/28	13,870,000	13,727,888
8.75%, 5/15/29	39,997,000	49,309,861
7.875%, 3/1/30	34,645,000	39,150,686
6.90%, 1/15/32	15,465,000	15,837,227
6.70%, 7/15/34	12,360,000	12,296,593
7.875%, 8/15/36, callable 2016	7,825,000	8,359,596

	PAR VALUE	VALUE
Ford Motor Credit Co.
5.80%, 1/12/09	$30,250,000	$28,798,484
7.375%, 10/28/09	10,100,000	9,815,220
7.375%, 2/1/11	75,765,000	72,721,368
7.25%, 10/25/11	229,015,000	215,978,550
General Electric Co. 5.00%, 2/1/13	34,994,000	34,598,603
GMAC 6.875%, 9/15/11	227,980,000	226,772,162
HCA, Inc.
8.75%, 9/1/10	54,595,000	55,140,950
7.875%, 2/1/11	33,850,000	32,369,062
6.25%, 2/15/13	39,655,000	33,111,925
6.75%, 7/15/13	29,063,000	24,594,564
5.75%, 3/15/14	28,700,000	22,529,500
6.50%, 2/15/16	19,690,000	15,752,000
Hess Corp. (Amerada Hess) 7.875%, 10/1/29	33,870,000	40,025,229
Hewlett-Packard Co. 5.50%, 7/1/07	35,945,000	35,978,033
Lafarge SA 6.50%, 7/15/16	34,100,000	35,234,166
Liberty Media Corp.
8.50%, 7/15/29	19,985,000	20,312,734
4.00%, 11/15/29, exchangeable	25,500,000	16,925,625
8.25%, 2/1/30	23,150,000	23,107,566
3.75%, 2/15/30, exchangeable	38,385,000	23,894,662
Lockheed Martin Corp.
7.65%, 5/1/16	15,025,000	17,453,235
6.15%, 9/1/36(b)	16,684,000	17,483,114
Raytheon Co.
6.75%, 8/15/07	6,756,000	6,829,140
6.55%, 3/15/10	10,150,000	10,555,381
7.20%, 8/15/27	4,905,000	5,705,491
Time Warner, Inc. (AOL Time Warner)
7.625%, 4/15/31	119,983,000	132,541,621
7.70%, 5/1/32	101,284,000	113,107,692
Wyeth
6.95%, 3/15/11 (American Home Products)	8,155,000	8,671,652
5.50%, 3/15/13	10,275,000	10,322,337
5.50%, 2/1/14	110,465,000	110,674,221
Xerox Corp.
9.75%, 1/15/09	28,850,000	31,230,125
7.125%, 6/15/10	77,825,000	80,938,000
6.875%, 8/15/11	52,550,000	54,126,500
6.40%, 3/15/16	22,810,000	22,695,950
7.20%, 4/1/16	24,646,000	25,878,300

		2,464,335,911

Dodge & Cox Income Fund / 6

Portfolio of Investments (unaudited)	September 30, 2006

FIXED-INCOME SECURITIES (continued)

	PAR VALUE	VALUE
TRANSPORTATION: 2.9%
Burlington Northern Santa Fe Railway
4.30%, 7/1/13	$7,883,000	$7,413,717
4.875%, 1/15/15	4,335,000	4,184,298
7.57%, 1/2/21	11,843,053	13,347,121
8.251%, 1/15/21	1,148,158	1,349,154
5.72%, 1/15/24	33,375,000	34,186,012
5.629%, 4/1/24	47,000,000	48,021,774
5.342%, 4/1/24	11,075,000	11,080,981
CSX Transportation, Inc. 9.75%, 6/15/20	10,272,000	13,853,333
FedEx Corp. 6.72%, 1/15/22	7,921,474	8,521,130
Norfolk Southern Corp.
7.70%, 5/15/17	13,515,000	15,789,858
9.75%, 6/15/20	14,188,000	19,296,730
Union Pacific Corp.
6.50%, 4/15/12	12,337,000	13,029,081
5.375%, 5/1/14	22,886,000	22,833,271
4.875%, 1/15/15	10,564,000	10,184,045
6.85%, 1/2/19	7,865,770	8,444,533
6.70%, 2/23/19	11,893,540	12,668,642
7.60%, 1/2/20	1,768,602	2,010,210
4.698%, 1/2/24	6,186,943	5,897,641
5.082%, 1/2/29	10,923,461	10,693,214
5.866%, 7/2/30	52,960,000	55,643,849

		318,448,594

		3,675,872,895

TOTAL FIXED-INCOME SECURITIES (Cost $10,773,004,914)		10,790,460,545

SHORT-TERM INVESTMENTS: 2.8%

	PAR VALUE	VALUE
SSgA Prime Money Market Fund	$10,961,614	$10,961,614
State Street Repurchase Agreement 4.75%, 10/2/06, maturity value $291,947,517 (collateralized by U.S. Treasury Securities, value $297,670,901, 8.125%-8.50%%, 8/15/19-2/15/20)	291,832,000	291,832,000

TOTAL SHORT-TERM INVESTMENTS (Cost $302,793,614)		302,793,614

TOTAL INVESTMENTS (Cost $11,075,798,528)	100.9%	11,093,254,159
OTHER ASSETS LESS LIABILITIES	(0.9%)	(96,068,259)

TOTAL NET ASSETS	100.0%	$10,997,185,900

(a)	Cumulative preferred security
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2006, all such securities in total represented $178,736,621 or 1.6% of total net assets.
(c)	EOP Operating LP is the operating partnership of Equity Office Properties Trust.

When two issuers are identified, the first name refers to the acquirer/successor obligor or guarantor, and the second name (within the parentheses) refers to the original issuer of the instrument.

CMO: Collateralized Mortgage Obligation

REMIC: Real Estate Mortgage Investment Conduit

7 / Dodge & Cox Income Fund

Notes to Portfolio of Investments (unaudited)

Security valuation. The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Fixed-income securities with original maturities of one year or more are priced on the basis of valuations furnished by pricing services which utilize both dealer-supplied valuations and electronic data processing techniques. Under certain circumstances, fixed-income securities that are not valued by pricing services are temporarily valued by the investment manager utilizing both dealer-supplied valuations and electronic data processing techniques. Valuations of fixed-income securities take into account appropriate factors such as institutional-size trading markets in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter listed prices. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Security transactions. Security transactions are recorded on the trade date.

Income tax matters. At September 30, 2006, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes. Net unrealized appreciation aggregated $17,455,631, of which $138,676,036 represented appreciated securities and $121,220,405 represented depreciated securities.

Other. For more information regarding the Fund and its holdings, please see the Fund’s most recent prospectus and semi-annual report.

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Dodge & Cox Income Fund / 10

Officers and Trustees

Harry R. Hagey, Chairman & Trustee

Chairman, Dodge & Cox

John A. Gunn, President & Trustee

Chief Executive Officer, Dodge & Cox

Kenneth E. Olivier, Vice President and Trustee

President, Dodge & Cox

Dana M. Emery, Vice President & Trustee

Executive Vice President, Dodge & Cox

William F. Ausfahl, Trustee

Former Chief Financial Officer and member of Board of Directors, The Clorox Company

L. Dale Crandall, Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

John B. Taylor, Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institute and former Under Secretary for International Affairs, United States Treasury

Will C. Wood, Trustee

Principal, Kentwood Associates, Financial Advisers

Katherine Herrick Drake, Vice President

Vice President, Dodge & Cox

Diana S. Strandberg, Vice President

Vice President, Dodge & Cox

John M. Loll, Treasurer & Asst. Secretary

Vice President & Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary & Asst. Treasurer

Chief Operating Officer, Secretary & General Counsel, Dodge & Cox

Marcia P. Venegas, Chief Compliance Officer

Chief Compliance Officer, Dodge & Cox

David H. Longhurst, Assistant Treasurer

Fund Administration and Accounting Senior Manager, Dodge & Cox